UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PERNIX THERAPEUTICS HOLDINGS, INC.
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PERNIX THERAPEUTICS HOLDINGS, INC.
10 North Park Place, Suite 201
Morristown, New Jersey 07960

September 27, 2017

To Our Stockholders:

You are cordially invited to join us at our 2017 Annual Meeting of Stockholders, or the 2017 Annual Meeting, to be held at the Hyatt Morristown at Headquarters Plaza, 3 Speedwell Avenue, Morristown, New Jersey 07960, on November 15, 2017 at 9:30 a.m., local time. For directions to attend the meeting and vote in person, please visit our proxy website at https://www.investorvote.com/PTX.

The attached Notice of Annual Meeting and Proxy Statement describe the matters proposed by our Board of Directors to be considered and voted upon by our stockholders at the 2017 Annual Meeting.

Once again, we are taking advantage of the Securities and Exchange Commission's Notice and Access proxy rule, which allows companies to furnish proxy materials via the Internet as an alternative to the traditional approach of mailing a printed set to each stockholder.  We believe this approach provides you, as our stockholders, the proxy materials you need while reducing printing and postage costs associated with delivery and reducing the environmental impact of our 2017 Annual Meeting.  In accordance with these rules, we have sent a Notice of Internet Availability of Proxy Materials to those stockholders who have not previously elected to receive a printed set of proxy materials.  The Notice contains instructions on how to access our Proxy Statement and Annual Report to Stockholders, as well as how to vote online, by telephone, or in person at the 2017 Annual Meeting.

Your vote is important.  Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the 2017 Annual Meeting.  Please vote your shares online or by telephone or, if you received a printed set of proxy materials by mail, by returning the accompanying proxy card.  Further instructions on how to vote your shares can be found in our Proxy Statement.

Thank you for your support of our company.

Sincerely,

John Sedor
Chairman of the Board and
Chief Executive Officer

PERNIX THERAPEUTICS HOLDINGS, INC.
10 North Park Place, Suite 201
Morristown, New Jersey 07960

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2017 Annual Meeting of the Stockholders of Pernix Therapeutics Holdings, Inc., a Maryland corporation (hereinafter, "we," "us," and the "Company"), will be held at the Hyatt Morristown at Headquarters Plaza, 3 Speedwell Avenue, Morristown, New Jersey 07960, on November 15, 2017 at 9:30 a.m., local time, to vote upon the following matters:

  to elect five directors for a term of one year;

  to approve the Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan;

  to approve, on an advisory basis, our executive compensation as disclosed in the attached proxy statement;

  to ratify the selection of Cherry Bekaert L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

  to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on September 25, 2017 are entitled to notice of, and to vote at, the 2017 Annual Meeting.

Once again, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we have decided to provide access to these materials via the Internet.  This delivery method reduces the amount of paper necessary to produce these materials, as well as the costs associated with printing and mailing these materials to all stockholders.  Accordingly, on October 2, 2017, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to all stockholders of record as of September 25, 2017 and posted our proxy materials on our website as described in the Notice.  As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials.  In addition, the Notice and website provide information on how to request to receive all future proxy materials in printed form or electronically.

Your vote is important.  If you are unable to attend in person and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors

John Sedor
Chairman of the Board and
Chief Executive Officer
Morristown, New Jersey
September 27, 2017

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF OUR PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 15, 2017.

This proxy statement is available at https://www.investorvote.com/PTX

PERNIX THERAPEUTICS HOLDINGS, INC.
10 North Park Place, Suite 201
Morristown, New Jersey 07960

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS,
THE ANNUAL MEETING AND VOTING
Q:	Why am I receiving these proxy materials?
A:

You are receiving these proxy materials because you owned shares of common stock of our company, Pernix Therapeutics Holdings, Inc., or we, us, and the Company, at the close of business on September 25, 2017, and, therefore, are eligible to vote at our 2017 annual meeting of stockholders, or the 2017 Annual Meeting.  Our board of directors, or the Board, is soliciting your proxy to vote at the 2017 Annual Meeting.

Q:	Why did I receive the one-page Notice of Internet Availability of Proxy Materials?
A:

Since we are providing proxy materials to you primarily online, instead of mailing printed copies to each owner of our common stock, you received a one-page Notice of Internet Availability of Proxy Materials, or the Notice.  The Notice was mailed to stockholders beginning October 2, 2017 and it directs you to a website where you can view our proxy materials, including this proxy statement and our annual report.  If you would like to obtain a paper copy of the proxy materials, including our annual report, please follow the instructions on the Notice.

Q:	On what matters will I be voting?
A:

At the 2017 Annual Meeting, our stockholders will be asked (1) to elect five directors to each serve a one-year term; (2) to approve the Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan; (3) to approve, on an advisory basis, our executive compensation as disclosed in this proxy statement (the "say-on-pay" vote); and (4) to ratify the appointment of Cherry Bekaert L.L.P., as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Q:	Could other matters be considered and voted upon at the 2017 Annual Meeting?
A:

Our Board does not expect to bring any other matter before the 2017 Annual Meeting and is not aware of any other matter that may be considered at the 2017 Annual Meeting.  In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the 2017 Annual Meeting.  However, if any other matter does properly come before the 2017 Annual Meeting, the proxy holders will vote the proxies as the Board may recommend.

Q:	Where and when will the 2017 Annual Meeting be held?
A:	The 2017 Annual Meeting will be held at the Hyatt Morristown at Headquarters Plaza, 3 Speedwell Avenue, Morristown, New Jersey 07960, on November 15, 2017 at 9:30 a.m., local time.
Q:	How can I obtain directions to the 2017 Annual Meeting?
A:	For directions to the location of our 2017 Annual Meeting, please visit our proxy website at https://www.investorvote.com/PTX.

Q:	Who is soliciting my proxy?
A:

Our Board is soliciting your proxy to vote at the 2017 Annual Meeting.  By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at the 2017 Annual Meeting as you have instructed.

Q:	How many votes may I cast?
A:	Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.
Q:	How many votes can be cast by all stockholders?
A:

Our common stock is the only class of security outstanding and entitled to vote at the 2017 Annual Meeting.  As of the record date, we had 11,532,423 shares of common stock outstanding, each of which is entitled to one vote.

Q:	How many shares must be present to hold the 2017 Annual Meeting?
A:	Our bylaws provide that 50% of all the votes entitled to be cast at the 2017 Annual Meeting constitutes a quorum and must be present in person or by proxy to conduct a meeting of our stockholders.
Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the "stockholder of record."  The Notice has been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in "street name."  The Notice has been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record.  If you are a beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following the instructions that they have included with these proxy materials.

Q:	How do I vote?
A:	You may vote using any of the following methods:

  In person at the Annual Meeting:   You may vote in person at the 2017 Annual Meeting, either by attending the 2017 Annual Meeting yourself or authorizing a representative to attend the 2017 Annual Meeting on your behalf.  You may also execute a proper proxy designating that person.  If you are a beneficial owner of shares held in street name, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the 2017 Annual Meeting.

  Other ways to vote:  You may also vote online or by telephone as instructed on the Notice, or by returning a proxy card or voting instruction form sent to you in response to your request for printed proxy materials.

Q:	Once I deliver my proxy, can I revoke or change my vote?
A:

Yes.  You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering timely a proxy with a later date, or by voting in person at the 2017 Annual Meeting.

Q:	Can my shares be voted if I do not return the proxy card and do not attend the 2017 Annual Meeting in person?
A:

If you are a stockholder of record and do not vote the shares held in your name, your shares will not be voted.  However, we may vote your shares if you have returned a blank or incomplete proxy card (see "What happens if I return a proxy card without instructions?" below regarding record holders).

  If you are the beneficial owner of shares held in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote, or a "broker non-vote.  Brokers generally have discretionary authority to vote shares held in street name on "routine" matters but not on "non-routine" matters.  The proposal to ratify the appointment of our independent registered public accounting firm is considered a "routine" matter, while each of the proposals to elect directors, to approve the 2017 Omnibus Incentive Plan and to approve the say-on-pay vote, is a "non-routine" matter.

Q:	What happens if I submit a proxy without voting instructions?
A:

  Record holders :  If you are a stockholder of record and return a proxy card without voting instructions, your shares will be voted (1) FOR each of the five director nominees, (2) FOR approval of the Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan; (3) FOR approval of our executive compensation as disclosed in this proxy statement and (4) FOR the ratification of the appointment of Cherry Bekaert L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

  Street holders :  If you are a beneficial owner of shares and do not give voting instructions to your broker, bank, or nominee, they will only be entitled to vote your shares with respect to "routine" items, such as the proposal to ratify the appointment of our independent registered public accounting firm.

Q:	What are my voting options for each proposal? How does the Board of Directors recommend that I vote? How many votes are required to approve each proposal? How are votes counted?
A:

The following chart explains what your voting options are with regard to each matter proposed in this proxy statement, how our Board recommends that you vote, and what vote is required for that proposal to be approved:

Proposal	Your Voting Options	Recommendation of the Board of Directors	Vote Required for Approval
Election of Directors	You may vote "FOR" all nominees, "AGAINST" all nominees, or "FOR" all but one or more nominees.	The Board recommends you vote "FOR" all five nominees.	Affirmative vote of a majority of the votes cast

Approval of 2017 Omnibus Incentive Plan	You may vote "FOR" or "AGAINST" this proposal or you may "ABSTAIN" from voting.	The Board recommends that you vote "FOR" the approval of the 2017 Omnibus Incentive Plan	Affirmative vote of a majority of the votes cast

Proposal	Your Voting Options	Recommendation of the Board of Directors	Vote Required for Approval

Say-on-Pay (advisory)	You may vote "FOR" or "AGAINST" this proposal or you may "ABSTAIN" from voting.	The Board recommends that you vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.	Affirmative vote of a majority of the votes cast

Ratification of Selection of Auditors for 2017	You may vote "FOR" or "AGAINST" this proposal or you may "ABSTAIN" from voting.	The Board recommends that you vote "FOR" ratification of our selection of Cherry Bekaert L.L.P. as our independent registered public accounting firm for 2017.	Affirmative vote of a majority of the votes cast

   Any Other Matters .  Any other matters coming before the 2017 Annual Meeting will be decided by the affirmative vote of a majority of the votes cast, except as otherwise provided by statute, regulation, or our articles of incorporation or bylaws.

Q:	What effect do abstentions and broker non-votes have on each proposal?
A:

Abstentions occur when you or your broker marks "ABSTAIN" on a proxy card. Broker non-votes occur when brokers do not receive voting instructions from their customers and do not have discretionary voting authority with respect to a proposal. If you hold shares through a broker, bank or other nominee and you do not give instructions as to how to vote, your broker may have discretionary authority to vote your shares on certain routine items but not on other items.

In the case of an uncontested election, our bylaws require that each director be elected by the vote of a majority of the votes cast with respect to that director's election by holders of shares present in person or represented by proxy at the 2017 Annual Meeting. For this purpose, a "majority of the votes cast" means that the number of votes cast "FOR" a director's election exceeds the number of votes cast "AGAINST" that director's election, with abstentions and broker non-votes not counted as a vote cast either "FOR" or "AGAINST." In the case of a contested election (i.e., an election in which the number of candidates exceeds the number of directors to be elected), directors will be elected by plurality vote. For this election, the election of directors at the 2017 Annual Meeting is uncontested, meaning that the nominees will be elected by a majority of the votes cast, as described above.

Approval of proposals 2 and 3 each require the affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the 2017 Annual Meeting and entitled to vote on these proposals, with abstentions and broker non-votes not counted as a vote cast either "FOR" or "AGAINST."  Proposal No. 4 also requires the affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the 2017 Annual Meeting and entitled to vote on the proposal but is considered a "routine" matter. Therefore, a broker, bank, trustee or other nominee will be permitted to exercise its discretion on that proposal so there will be no broker non-votes with respect to Proposal No. 4. Abstentions will not be counted as a vote cast either "FOR" or "AGAINST" Proposed No. 4.

Q:	What happens if a director nominee does not receive a majority of the votes cast with respect to that director nominee's election?
A:

If a nominee for director who is an incumbent director is not elected and no successor has been elected at the meeting, the director will promptly tender his or her resignation to the Board. Our Nominating and Corporate Committee will recommend to the Board whether to accept the tendered resignation or whether other actions should be taken. The Board will then act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, and publicly disclose its decision by press release and a Form 8-K filed with the Securities and Exchange Commission, or the SEC, (or other broadly disseminated means of communication) within 90 days from the date of certification of election results. The Board and Nominating and Corporate Governance Committee, in making such a determination and recommendation, may consider any factors or information as they considered appropriate and relevant.

If a director's resignation is not accepted by the Board, such director will continue to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until such director's earlier death, resignation, or removal. If a director's resignation is accepted by the Board, or if a nominee for director is not elected and the nominee is not an incumbent director, the Board, in its sole discretion, may either (i) fill a vacancy resulting from a failure to receive a majority vote pursuant to our bylaws or (ii) decrease the size of the Board to eliminate the vacancy.

Q:	What happens if one or both of the non-incumbent director nominees does not receive a majority of the votes cast with respect to that director nominee's election?
A:

At the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Douglas J. Swirsky to replace Mr. Konidaris on the Board and John R. Leone to replace Dr. Miao on the Board. If Mr. Swirsky receives a majority of the votes cast with respect to his election but Mr. Leone does not, then Mr. Swirsky will be elected to the Board to replace Mr. Konidaris, but Mr. Leone will not be elected to the Board and Dr. Miao will continue on the Board as a director until his successor is elected and qualified. If Mr. Leone receives a majority of the votes cast with respect to his election but Mr. Swirsky does not, then Mr. Leone will be elected to the Board to replace Dr. Miao, but Mr. Swirsky will not be elected to the Board and Mr. Konidaris will continue on the Board as a director until his successor is elected and qualified. If neither of Messrs. Swirsky or Leone receives a majority of the votes cast with respect to his election, then neither will be elected as a member of the Board and each of Dr. Miao and Mr. Konidaris will continue on the Board as a director until each person's successor is elected and qualified.

Q:	Who pays for soliciting proxies?
A:

We are paying for all costs of soliciting proxies.  Our directors, officers, and employees may request the return of proxies by mail, telephone or online.  We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies.  We will reimburse them for their expenses.

Q:	What happens if the 2017 Annual Meeting is postponed or adjourned?
A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

Q:	How can stockholders present proposals for inclusion in our proxy materials relating to our 2018 annual meeting?
A:

Any stockholder who wishes to present a proposal for inclusion in our proxy materials relating to our 2018 annual meeting must give us notice in advance of the meeting in accordance with Rule 14a-8(e) as promulgated by the Securities and Exchange Commission, or the SEC, under the Securities Exchange Act of 1934, as amended, or the Exchange Act. This rule requires that notice must be received by our corporate secretary at our principal executive offices no later than June 4, 2018, although this date will change if the date of our 2018 annual meeting is 30 calendar days earlier or later than November 15, 2018. We currently expect our 2018 annual meeting to be held more than 30 calendar days prior to the one year anniversary of the 2017 Annual Meeting. Consequently, the deadline for submitting stockholders proposals is a reasonable time before we begin to print and send our proxy materials for the 2018 annual meeting of stockholders. Our principal executive offices are located at 10 North Park Place, Suite 201, Morristown, New Jersey 07960.

In addition, under our bylaws, any director nominee or proposal for consideration at the 2018 Annual Meeting submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if such proposal or director nomination is received by our Corporate Secretary at our principal executive offices within the time periods set forth in our bylaws. If the 2018 Annual Meeting is held on a date no more than 30 days before or 60 days after November 15, 2018, the anniversary date of the 2017 Annual Meeting, then a stockholder proposal or director nominee must be received no earlier than July 18, 2018 and no later than August 17, 2018. As we currently expect our 2018 annual meeting to be held more than 30 calendar days prior to the one year anniversary of the 2017 Annual Meeting, our bylaws require any such proposals or director nominees must be received no earlier than 120 days prior to the actual meeting date of the 2018 Annual Meeting and no later than the close of business on the later of the 90th day prior to the actual meeting date of the 2018 Annual Meeting or the 20th day following the date on which public announcement of the date of the 2018 Annual Meeting is first made. These same deadlines would apply if the 2018 Annual Meeting is held on a date more than 60 days after the one year anniversary of the 2017 Annual Meeting.

All stockholder proposals and recommendations for nomination for director must comply with Article III of our bylaws in order to be eligible for consideration at a stockholders' meeting.  Any individual recommended by a stockholder as a candidate for director must satisfy the director qualification requirements contained in Article IV of our bylaws in order to serve as a member of our Board.

Stockholders should refer to the bylaws for a complete description of the requirements.  Our bylaws are filed with the SEC and also may be obtained as described under "Investors - Corporate Governance - Documents and Charters."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file initial reports of ownership and changes in ownership with the SEC.  Directors and officers and stockholders owning more than ten percent of our common stock are required by the SEC to furnish us with copies of all reports filed pursuant to Section 16(a).

Based on our review of Section 16(a) reports filed by or on behalf of our directors, officers, and stockholders owning greater than ten percent of our common stock, or written representations that no filings were required, we believe that all such required reports were filed on a timely basis during fiscal year 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 25, 2017, by:

  our named executive officers;

  each of our directors/director nominees;

  all of our current directors and executive officers as a group; and

  each stockholder known by us to own beneficially more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of September 25, 2017, pursuant to derivative securities, such as options, warrants or restricted stock units, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on an aggregate of 11,532,423 shares of common stock outstanding as of September 25, 2017.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer is: c/o Pernix Therapeutics Holdings, Inc., 10 North Park Place, Suite 201, Morristown, NJ 07960.

	Number of Shares of Common Stock	Percentage of Common Stock
Beneficial Owner	Beneficially Owned	Beneficially Owned
John Sedor (1)	103,990	*
Graham Miao (1)	45,368	*
Tasos G. Konidaris (1)	6,000	*
Kenneth Pina	-	*
Gabriel Leung	1,000	*
Dennis H. Langer	1,000	*
Douglas J. Swirsky	-	*
John R. Leone	-	*
All current executive officers and directors	157,358	1.36%
as a group (6 persons) (1)
Five Percent Stockholders
Renaissance Technologies, LLC (2)	692,950	6.01%

* Represents beneficial ownership of less than 1% of the shares of common stock.

  Consists of options to purchase shares of common stock that are either currently exercisable or are exercisable within 60 days of September 25, 2017.

  Based on a joint Schedule 13G filed with the SEC on February 14, 2017 by the following (a) Renaissance Technologies LLC, or RTC, which has sole voting and dispositive power of 692,950 shares and (b) Renaissance Technologies Holding Corporation which has sole voting and dispositive power of 692,950 shares, comprising the shares beneficially owned by RTC, because of its ownership of RTC. The address for both reporting persons is 800 Third Avenue, New York, NY 10022.

ELECTION OF DIRECTORS

(PROPOSAL 1)

General

Our bylaws provide that at any regular meeting or at any special meeting called for that purpose, a majority of the entire Board may establish, increase or decrease the number of directors, provided that the number thereof will not be less than the minimum number required by the General Laws of the State of Maryland now or hereafter in force, nor more than nine, and the Board has set the number of directors at five.  The current term of office of all five of our directors expires at our 2017 Annual Meeting. Graham G. Miao and Tasos G. Konidaris will not stand for re-election at our 2017 Annual Meeting but will continue to serve as directors until the expiration of their respective terms at the 2017 Annual Meeting.  At the recommendation of our Nominating and Corporate Governance Committee, our Board has (i) re-nominated our three other current directors (Dr. Langer and Messrs. Sedor and Leung), (ii) nominated Douglas J. Swirsky to replace Mr. Konidaris and (iii) nominated John R. Leone to replace Dr. Miao to serve, in the case of each director nominee, a new term of office expiring at our 2018 annual meeting of stockholders or until his successor is duly elected and qualified.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below.  Each director nominee has indicated that he is willing and able to serve if elected.  In the event that any nominee is unable or declines to serve as a director at the time of the 2017 Annual Meeting, the proxies will be voted for any nominee designated by our current Board to fill the vacancy.  In an uncontested election, under our bylaws, each director will be elected by a vote of the majority of the votes cast. A majority of votes cast shall mean that the number of votes cast "for" a director's election exceeds the number of votes cast "against" that director's election by the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors (with "abstentions" and "broker non-votes" not counted as a vote cast either "for" or "against" that director's election).

Incumbent Directors and Director Nominees

The following table sets forth certain information regarding incumbent directors and our nominees for election as directors, including whether each has been determined by our Board to be "independent" as defined by the listing standards of The NASDAQ Stock Market, LLC, or NASDAQ, his age, and, in the case of our incumbent director nominees, how long he has served as a director of our Company. Mr. Konidaris and Dr. Miao, two of our incumbent directors, will not stand for re-election at our 2017 Annual Meeting.

Name & Age	Director Since	Independent
John Sedor, 73	2014	No
Graham Miao, 53	2016	No
Tasos G. Konidaris, 51	2014	Yes
Gabriel Leung, 55	2016	Yes
Dennis H. Langer, 65	2016	Yes
Douglas J. Swirsky, 47	-	Yes
John R. Leone, 70	-	Yes

Biographic information for each director nominee is detailed below under "Biographies of Director Nominees."  Each director nominee's biography contains information regarding that person's service as a director, as applicable, business experience, other directorships held currently or at any time during the last five years, and the experiences, qualifications, attributes, or skills that led the Nominating and Corporate Governance Committee and our Board to determine that the person should serve as a director for our Company.

Director Nominations and Considerations

The Nominating and Corporate Governance Committee has established the following minimum qualifications that any prospective director nominee must satisfy before the Committee will recommend his or her nomination to our Board:

Director nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

  Director nominees should have experience and the ability to exercise sound judgment in matters that relate to the current and long-term objectives of our Company and should be willing and able to contribute positively to the decision-making process of our Company.

  Director nominees should be evaluated in the context of the current composition of the Board such that the appointment of a director nominee would help ensure that certain "core competencies," as identified by the Nominating and Corporate Governance Committee (including accounting and finance expertise, sound business judgment, industry and management experience, crisis response, leadership experience and strategic insight) are represented on the Board.

  Director nominees should have a commitment to understand our Company and its industry and to regularly attend and participate in meetings of our Board and its committees.

  Director nominees should have the interest and ability to understand and consider the sometimes conflicting interests of the various constituencies of our Company, which include stockholders, employees, customers, governmental units, creditors and the general public, while remaining focused on acting in the interests of our stockholders.

  Director nominees should not have, nor appear to have, a conflict of interest that would impair the director nominee's ability to represent the interests of our stockholders and to fulfill the responsibilities of a director.

In addition to these minimum qualifications, the Nominating and Corporate Governance Committee will only recommend a director nominee to our Board if, following the election or appointment of that nominee:

  A majority of the Board of Directors will be independent under NASDAQ listing rules.

  Each of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors will be comprised entirely of independent directors.

  At least one member of the Audit Committee will have the experience, education, and other qualifications necessary to qualify as an "audit committee financial expert" as defined by the rules of the SEC.

Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to our Board, to us and our stockholders.

Please see "The Board of Directors and Board Committees - Director Independence and Board Leadership Structure" for more information regarding the determination of director independence.

Consideration of Candidates Recommended by Stockholders

Our Board is open to suggestions from our stockholders on candidates for election to the Board.  All nominations of candidates for election as directors must comply with Article III of our bylaws, which are on file with the SEC and available as described under "Corporate Governance - Availability of Corporate Governance Documents."  To serve as a member of our Board, nominees must satisfy the director qualification requirements detailed in Article IV of our bylaws as well as any established by the Nominating and Corporate Governance Committee (current qualifications are detailed above under "Director Nominations and Considerations").  The Nominating and Corporate Governance Committee's policy is to consider director candidates recommended by stockholders on the same basis and in the same manner as it considers all other director candidates.

A stockholder may nominate a candidate for election as a director by sending the information relating to such person that is required to be disclosed in solicitation of proxies for the election of directors that is required by Regulation 14A promulgated under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director.

The information should be sent to the committee addressed as follows: Corporate Secretary, Pernix Therapeutics Holdings, Inc., 10 North Park Place, Suite 201, Morristown, New Jersey 07960. In accordance with our bylaws, the nomination must be delivered, by personal delivery or first class mail, to this address (our principal executive offices), and must be received no earlier than 120 days prior and no later than 90 days prior to the anniversary date of the previous year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date of the previous year's annual meeting, the nomination must be received no earlier than 120 days prior to the actual annual meeting date and no later than the close of business on the later of 90 days prior to the actual annual meeting date or 20 days following the date on which public announcement of the date of such meeting is first made. The notice of the proposal also must comply with the content requirements for such notices set forth in our bylaws.

Biographies of Director Nominees

In choosing our directors, we have sought persons with the highest personal and professional ethics, integrity, and values, who can commit themselves to representing the long-term interests of our stockholders.  Our directors must also have an inquisitive and objective perspective, practical wisdom, and mature judgment.  Our directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on our Board for an extended period of time.  In addition to these attributes, each of our directors has a strong and unique background and experience that led us to conclude that he should serve as a director of our Company.  These qualifications are set forth below in each director's biography.  Additionally, in determining the composition of our Board, we consider the director independence and committee requirements of the NASDAQ listing rules and all legal requirements.

John A. Sedor. Mr. Sedor has served as our Chief Executive Officer and as Chairman of our Board since July 2016 and has served as a member of our Board since March 2014. Prior to July 2016, Mr. Sedor served as our Chairman of the Board and Interim Chief Executive Officer since May 2016. Mr. Sedor has been Chairman and Chief Executive Officer of SEDOR Pharmaceuticals, LLC since 2014 and from 2011 until February 2014 served as President, Chief Executive Officer and a director of Cangene Corporation, a fully integrated developer and manufacturer of immune therapeutics, until its acquisition by Emergent Biosolutions. Prior to that, from 2008 until 2011, Mr. Sedor served as President and Chief Executive Officer of CPEX Pharmaceuticals, or CPEX, since its spin-off from Bentley Pharmaceuticals, Inc., or Bentley, in 2008 until its acquisition by Footstar, Inc. Mr. Sedor was President of Bentley from 2005 until the spin-off of CPEX. From 2001 to May 2005, he was President and CEO of Sandoz, Inc. (a division of Novartis AG). From 1998-2001 Mr. Sedor was President and Chief Executive Officer at Verion, Inc., a drug delivery company. Previously, Mr. Sedor served as President and Chief Executive Officer at Centeon, LLC, a joint venture between two major multinational corporations, Rhône-Poulenc Rorer and Hoechst AG and as Executive Vice President at Rhône-Poulenc Rorer, Revlon Health Care and Parke-Davis. Mr. Sedor holds a Bachelor of Science degree in Pharmacy/Chemistry from Duquesne University, and has studied strategic marketing at both Northwestern University's Kellogg Graduate School of Management and Harvard Business School. He has also attended Harvard's Executive Forum. We believe that Mr. Sedor is qualified to serve on our Board due to his intimate knowledge of the business and affairs of our Company, as its Chief Executive Officer, his many years of service as Chief Executive Officer of SEDOR Pharmaceuticals, LLC and Cangene Corporation and his extensive experience within our industry.

Relevant Experience:

  Public pharmaceutical company senior management
  Pharmaceutical company strategic planning and business development
  Board membership on public pharmaceutical company

Dennis H. Langer M.D., J.D.  Dr. Langer has served as an independent member of our Board and also as the Chairman of the Compensation Committee since November 2016. He also serves on our Audit and Nominating and Corporate Governance Committees. From January 2013 to July 2014, Dr. Langer served as Chairman and Chief Executive Officer of AdvanDx, Inc., a healthcare solutions company. From 2005 to 2010, Dr. Langer served as a Managing Partner of Phoenix IP Ventures, LLC, a private equity/venture capital firm specializing in life sciences. From January 2004 to July 2005, he was President, North America, of Dr. Reddy's Laboratories, Inc., a multinational pharmaceutical company. From September 1994 until January 2004, Dr. Langer held several high-level positions at GlaxoSmithKline plc, and its predecessor, SmithKline Beecham, including most recently as a Senior Vice President of Research and Development. Prior to SmithKline Beecham, Dr. Langer was President and CEO of Neose Technologies, Inc. and before that held R&D and marketing positions at pharmaceutical companies Eli Lilly and Company, Abbott Laboratories and G. D. Searle & Company. At the beginning of his career, he was a Chief Resident at Yale University School of Medicine, and held clinical fellowships at Harvard Medical School and the National Institutes of Health. Dr. Langer currently serves as a director of Myriad Genetics, Inc., Dicerna Pharmaceuticals, Inc., and several private companies. Dr. Langer served as a director of several pharmaceutical and biotechnology companies, including Auxilium Pharmaceuticals, Inc., Ception Therapeutics, Inc. (acquired by Cephalon, Inc.), Cytogen Corporation, (acquired by EUSA Pharma, Inc.) Delcath Systems, Inc., or Delcath, Myrexis, Inc. Pharmacopeia, Inc. (acquired by Ligand Pharmaceuticals, Inc.), Sirna Therapeutics, Inc. (acquired by Merck & Co., Inc.), Innocall Holdings plc, and Transkaryotic Therapies, Inc. (acquired by Shire plc), Dr. Langer is a Clinical Professor, Department of Psychiatry, Georgetown University School of Medicine. Dr. Langer received a J.D. from Harvard Law School, a M.D. from Georgetown University School of Medicine, and a B.A. in Biology from Columbia University. We believe that Dr. Langer is qualified to serve on our Board due to his many years of experience serving as director of several biotechnology, specialty pharmaceutical, and diagnostic companies, and as the Chief Executive Officer and/or co-founder of several health care companies.

Relevant Experience:

  Public pharmaceutical company senior management experience
  Pharmaceutical company strategic planning and business development experience
  Financial expertise

Gabriel Leung.  Mr. Leung has served as an independent member of our Board and also as Chairman of the Nominating and Corporate Governance Committee since November 2016. He also serves on our Audit and Compensation Committees. Since 2011, Mr. Leung has served as the Vice Chairman and a member of the board of directors of NovoCure Limited, a publicly listed commercial-stage oncology company. He was most recently Executive Vice President of OSI Pharmaceuticals, Inc., or OSI, and President of OSI's Oncology and Diabetes Business, from 2003 to 2010, prior to its acquisition by Astellas Pharma Inc. Mr. Leung was responsible for the launch of erlotinib, or Tarceva, at OSI. Prior to his tenure at OSI, from 1999 to 2003, Mr. Leung served as Group Vice President of the global prescription business at Pharmacia Corporation, or Pharmacia. From 1991 to 1999, Mr. Leung was an executive at Bristol-Myers Squibb Company. In addition, Mr. Leung served as a director for Albany Molecular Research Inc., a global contract research and manufacturing company, from 2010 to 2016 and as a director of Delcath from 2011 to 2015. Mr. Leung earned his B.S. in Pharmacy with high honors at the University of Texas at Austin. Mr. Leung attended graduate school at the University of Wisconsin- Madison, where he earned his M.S. in Pharmacy, with a concentration in pharmaceutical marketing. We believe that Mr. Leung is qualified to serve on our Board due to his many years of experience serving as director and executive of several pharmaceutical companies.

Relevant Experience:

  Public pharmaceutical company senior management experience
  Pharmaceutical company strategic planning and business development experience
  Financial expertise

Douglas J. Swirsky. Mr. Swirsky was most recently president, CEO, and a director of GenVec, Inc., or GenVec, a publicly traded biotechnology company; a position he held from 2013 through the sale of the company in 2017. He joined GenVec in 2006 as chief financial officer, treasurer, and corporate secretary. Prior to joining GenVec, Mr. Swirsky was a managing director and the head of life sciences investment banking at Stifel Nicolaus from 2005 to 2006 and held investment banking positions at Legg Mason from 2002 until Stifel Financial's acquisition of the Legg Mason Capital Markets business in 2005. Mr. Swirsky has also previously held investment banking positions at UBS, PaineWebber, and Morgan Stanley. His experience also includes positions in public accounting and consulting. Mr. Swirsky is the chairman of the board of directors of Fibrocell Science, Inc. and the chairman of the board of directors of Cellectar Biosciences, Inc. Within the past five years, Mr. Swirsky also served as a director of PolyMedix, Inc. He received his B.S. in Business Administration from Boston University and his M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Swirsky is a certified public accountant and a CFA® charter holder.

Relevant Experience:

  Public company chief executive officer
  Strong accounting and finance background, including experience as a public company chief financial officer and as a certified public accountant
  Audit committee experience
  Board membership on public pharmaceutical companies

John R. Leone.  Mr. Leone is currently an Operating Partner at Madryn Asset Management, an investment platform focused on providing capital to healthcare companies. Madryn Asset Management was spun out from Visium Asset Management where Mr. Leone was a Partner from May 2013 to January 2017. Prior to joining Visium, Mr. Leone was a Partner at Paul Capital Healthcare, a private equity firm that managed one of the largest dedicated healthcare funds globally (2007 to 2013). Previously, Mr. Leone served as President and Chief Executive Officer at Cambrex Corporation and as Senior Vice President and Chief Operating Officer of U.S. Commercial Operations at Aventis Pharmaceuticals. While at Aventis, he played a key role in spearheading the successful integration of its predecessor companies, Rhone-Poulenc Rorer and Hoechst Marion Roussel, and had responsibility for all commercial business units, including oncology, metabolism, cardiovascular, dermatology, respiratory and anti-infective. Mr. Leone currently serves as the chairman of the board of directors of Windtree Therapeutics, Inc. Mr. Leone also served as a director of ViroPharma Incorporated from January 2006 until its acquisition in March 2014 and as a director of InKine Pharmaceutical Company, Inc. from March 2005 until its acquisition in October 2005. Mr. Leone received his B.S. degree in Engineering from the U.S. Military Academy at West Point and his M.B.A. from the University of Colorado.

Relevant Experience:

  Public pharmaceutical company senior management experience
  Pharmaceutical company strategic planning and business development experience
  Financial expertise
  Board membership on public pharmaceutical company

Required Vote:

In an uncontested election, such as the 2017 Annual Meeting, our directors are elected by the vote of a majority of the votes cast with respect to that director's election by holders of shares present in person or represented by proxy at the 2017 Annual Meeting. A director nominee who fails to receive a majority of "FOR" votes will not be elected and, if such director nominee is an incumbent director, will be required to tender his or her resignation to our Board. If Mr. Swirsky receives a majority of the votes cast with respect to his election but Mr. Leone does not, then Mr. Swirsky will be elected to the Board to replace Mr. Konidaris, but Mr. Leone will not be elected to the Board and Dr. Miao will continue on the Board as a director until his successor is elected and qualified. If Mr. Leone receives a majority of the votes cast with respect to his election but Mr. Swirsky does not, then Mr. Leone will be elected to the Board to replace Dr. Miao, but Mr. Swirsky will not be elected to the Board and Mr. Konidaris will continue on the Board as a director until his successor is elected and qualified. If neither of Messrs. Swirsky or Leone receives a majority of the votes cast with respect to his election, then neither will be elected as a member of the Board and each of Dr. Miao and Mr. Konidaris will continue on the Board as a director until each person's successor is elected and qualified.

For detailed information on the treatment of such resignations by our Board and the process by which any replacement directors are appointed, please see the section above entitled "Questions and Answers About the Proxy Materials, the 2017 Annual Meeting and Voting."

Board Recommendation:

The Board of Directors believes that the election of each of the five nominees listed above is in the best interests of Pernix and the best interests of our stockholders and therefore recommends a vote FOR each of the five nominees listed above.

CORPORATE GOVERNANCE

Our Board and management have adopted corporate governance practices designed to aid in the fulfillment of their respective duties and responsibilities to our stockholders.  Together, our articles of incorporation, bylaws, code of business conduct and ethics, and Board committee charters form the framework for the governance of our Company.  Copies of these documents are available as described below under "-Availability of Corporate Governance Documents."

Code of Business Conduct and Ethics

We have a written Code of Conduct and Ethics that applies to our directors, officers, including our Chief Executive Officer and President and Chief Financial Officer, employees, consultants and contractors and those of our subsidiaries.  The Code of Business Conduct and Ethics is a set of policies on key integrity issues that will encourage representatives of the Company to act ethically and legally.  It includes our policies with respect to conflicts of interest, compliance with laws, insider trading, corporate opportunities, competition and fair dealing, discrimination and harassment, health and safety, record-keeping, confidentiality, protection and proper use of corporate assets, payments to government personnel and reports to and communications with the SEC and the public.  Any waivers of the Code of Ethics for directors or executive officers must be approved by our Board and disclosed in a Form 8-K filed with the SEC within four days of the waiver.

Availability of Corporate Governance Documents

You may access our articles of incorporation, our bylaws, our Code of Business Conduct and Ethics, all committee charters, and other corporate governance documents under the "Investors - Corporate Governance - Documents & Charters" section of our website at http://www.pernixtx.com.  You also may request printed copies, which will be mailed to you without charge, by writing to us in care of our Corporate Secretary, Pernix Therapeutics Holdings, Inc., 10 North Park Place, Suite 201, Morristown, New Jersey 07960.

Communications with the Board, Committees, or Individual Directors

Stockholders and other interested parties may communicate with our Board or specific members of our Board, including the members of our various Board committees, by submitting a letter addressed in care of the Board of Directors at our principal executive offices:  Pernix Therapeutics Holdings, Inc., 10 North Park Place, Suite 201, Morristown, New Jersey 07960 Attention: Corporate Secretary.  Subject to certain exceptions, any stockholder communication addressed in this manner will be delivered, unopened to the Board, committees of the Board, individual directors or the independent directors as requested or as appropriate, depending on the facts and circumstances outlined in the communication.

The Board's Role in Risk Oversight

The Board's role in our risk oversight process includes regular discussions and meetings with members of senior management on areas of material risk to us, including operational, financial, legal, regulatory, strategic and reputational risks. In addition, several members of the Board are actively involved in several key areas of risk, namely, regulatory strategy and interactions with the U.S. Food and Drug Administration, and financing matters. Due to the relatively small size of the Board, and our centralized management, senior management is able to frequently interact with the full Board (or the appropriate committee in the case of risks that are under the purview of a particular Committee). This structure enables the Board and committees to be heavily involved in the risk oversight role.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Related Party Policy

The Board has adopted a written Related Party Transaction Policy, or the Related Party Policy, that is administered by the Audit Committee of the Board.  The Related Party Policy applies to any financial transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness), in which we were, are or will be a participant, and in which any related party had, has or will have a direct or indirect material interest.

Under the Related Party Policy, the facts and circumstances of the proposed transaction will be provided to a specified member of senior management, who will determine whether the proposed transaction is a related party transaction that requires further review.  Transactions that fall within the definition will be submitted to the Chair of the Audit Committee, who will refer it to the full Audit Committee for approval, ratification or other action at a special meeting or the next scheduled Audit Committee meeting. If the member of senior management determines that it is not practicable or desirable to wait for advance Audit Committee approval, the Chair of the Audit Committee may take action on the proposed transaction between Audit Committee meetings, and the proposed transaction shall be considered, and if appropriate, ratified at the next Audit Committee meeting.  The Audit Committee or the Chair of the Audit Committee, as applicable, may approve, based on good faith consideration of all the relevant facts and circumstances, only those related party transactions that are in, or not inconsistent with, our best interests and is not in violation of any of our other polices or procedures.

In addition, in the event management becomes aware of any related party transactions that were not previously approved or ratified under the Related Party Policy, management will promptly notify the specified member of senior management.  If such a transaction is pending, it will be referred for action by the Chair of the Audit Committee or the Audit Committee in accordance with the procedures set forth above. If the transaction is ongoing, the Chair of the Audit Committee will, if practicable and desirable, convene a special meeting of the Audit Committee to consider such transaction or will take action on such action pursuant to delegated authority of the Audit Committee. The Chair of the Audit Committee or the Audit Committee, as applicable, will evaluate all options available, including, but not limited to, ratification, amendment, termination or rescission and, where appropriate, take disciplinary action.  The Audit Committee will request that senior management evaluate our controls to ascertain the reason the transaction was not submitted to the Audit Committee for prior approval.

Certain Relationships and Transactions

4.25% Convertible Senior Notes due 2021

On April 22, 2015, we issued $130.0 million aggregate principal amount of 4.25% Convertible Senior Notes due 2021, or the 4.25% Convertible Notes. The 4.25% Convertible Notes mature on April 1, 2021, unless earlier converted, redeemed or repurchased. The 4.25% Convertible Notes are our general unsecured obligations and bear interest at a rate of 4.25% per annum, payable semiannually in arrears on April 1 and October 1 of each year. The 4.25% Convertible Notes were issued and sold in a private placement to certain institutional investors, including Aisling Capital LLC, or Aisling Capital. Steven A. Elms who, prior to his resignation on November 28, 2016, was an independent member of our Board and Audit, Compensation and Nominating and Corporate Governance Committees, is a Managing Partner of Aisling Capital.

Aisling Capital acquired $2,500,000 aggregate in principal of 4.25% Convertible Notes and no principal payments have been made on the 4.25% Convertible Notes. In 2015, $73,489.58 of interest payments were made to Aisling Capital and in 2016 $106,250 of interest payments were made to Aisling Capital. As of the date hereof, $53,125 of interest payments were made to Aisling Capital in 2017.

2017 Exchange Transactions

On July 20, 2017, we entered into an exchange agreement, or the Exchange Agreement, between us and certain holders, or the Holders, of our outstanding 4.25% Convertible Notes pursuant to which the Holders tendered $51.8 million aggregate principal amount of the 4.25% Convertible Notes held by the Holders in exchange for (x) $36.2 million aggregate principal amount of 4.25%/5.25% Exchangeable Senior Notes due 2022, or the Exchangeable Notes, issued by Pernix Ireland Pain Limited, or PIPL, our wholly-owned subsidiary, and (y) 1,100,498 shares of our common stock, or the Exchange Shares. Highbridge Capital Management LLC, or Highbridge, is the trading manager of the Holders and is the beneficial holder of any Exchangeable Notes or Exchange Shares held by the Holders. Upon the closing of the transactions contemplated by the Exchange Agreement, the Holders acquired $36.2 million aggregate principal of the Exchangeable Notes and 1,100,498 shares of our common stock and Highbridge held on such date, through the Holders, more than five percent of our outstanding capital stock.

The Exchangeable Notes are guaranteed by us and each of our subsidiaries thereof. The Exchangeable Notes are senior, unsecured obligations of PIPL. Interest on the Exchangeable Notes will be paid in cash or a combination of cash and in-kind interest at PIPL's election. Interest paid in cash will accrue at a rate of 4.25% per annum, while interest paid in a combination of cash and in-kind will accrue at a rate of 5.25% per annum, with 2.25% per annum of interest (plus additional interest, if any) capitalized to the principal amount of the Exchangeable Notes, and the balance paid in cash. The maturity date of the indenture governing the Exchangeable Notes is July 15, 2022.

No principal payments or interest payments have been made on the Exchangeable Notes. Under the terms of the Exchangeable Notes, the first date on which we will be required to make an interest payment is January 15, 2018.

In connection with the execution of the Exchange Agreement, we, as borrowers and guarantors, and certain of our subsidiaries, as guarantors, and together with us, the ABL Borrowers, entered into a credit agreement providing for a new five-year $40 million asset-based revolving credit facility, or the New ABL Facility, with Cantor Fitzgerald Securities, as agent, and the Holders, as lenders. The New ABL Facility replaced our asset-based revolving credit agreement, dated as of August 21, 2015, by and among the ABL Borrowers, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto, as amended, or the Old ABL Facility.

Our obligations under the New ABL Facility are guaranteed by the ABL Borrowers and the ABL Guarantors and are secured by, among other things, the ABL Borrowers' cash, inventory and accounts, in each case pursuant to a guaranty and security agreement between the ABL Borrowers, ABL Guarantors and Cantor Fitzgerald Securities as agent. Availability of borrowings under the New ABL Facility from time to time will be subject to a borrowing base calculation based upon a valuation of the ABL Borrowers' eligible inventories and eligible accounts receivable, each multiplied by an applicable advance rate, subject to adjustments in accordance with the credit agreement governing the New ABL Facility. Borrowings under the New ABL Facility will bear interest at the rate of LIBOR plus 7.50%. In addition, the ABL Borrowers will be required to pay a commitment fee on the undrawn commitments under the New ABL Facility from time to time at a rate per annum of 0.25% on the unused commitments under the New ABL Facility, payable monthly.

As of September 25, 2017, we have borrowed $14.2 million under the New ABL Facility. We have made two interest payments on the amount borrowed under the New ABL Facility totaling approximately $0.2 million and $0.6 million have been paid as commitment fees.

In connection with the execution of the Exchange Agreement, PIPL entered into a term loan credit agreement with Cantor Fitzgerald Securities, as agent and the Holders, as lenders to obtain a new five-year $45 million delayed draw term loan facility, or the Term Facility. Cash interest on amounts borrowed under the Term Facility will accrue at a rate of 7.50% per annum, while the combination of cash and in-kind interest will accrue at a rate of 8.50% per annum, with up to 4.00% per annum added to the principal amount of loans and the balance paid in cash. The Term Facility will mature on July 21, 2022.

As of September 25, 2017, we have drawn $30 million under the Term Facility. No principal payments or interest payments have been made on the amount borrowed under the Term Facility.

In connection with the execution of the Exchange Agreement, we entered into a registration rights agreement with the Holders, pursuant to which we agreed to file a registration statement with the SEC to register the Exchange Shares and the shares of common stock issuable in respect of the Exchangeable Notes.  In July 2017, we filed a registration statement on Form S-3 in satisfaction of such registration rights and such registration statement was declared effective on August 11, 2017.

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Our bylaws authorize our Board to appoint one or more committees, each consisting of one or more directors.  Our Board has established three standing committees:  an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  Our Board has adopted a charter for each committee, which describes the authority and responsibilities delegated to that committee by the Board.  These charters are available as described under "Corporate Governance - Availability of Corporate Governance Documents."

Director Independence and Board Leadership Structure

Periodically, and at least annually in connection with its annual recommendation to the Board of a slate of director nominees, the Nominating and Corporate Governance Committee of our Board reviews the independence of the Board's current members (and director nominees who are not current members) and reports its findings to the full Board.  Our Board then considers all relevant facts and circumstances in making an independence determination, including an analysis from the standpoint of the director and from that of persons or organizations with which the director has an affiliation.

Our Board has determined that, as of the record date, three of our five incumbent directors and both of our non-incumbent director nominees are independent under NASDAQ's listing rules.  Messrs. Konidaris, Leung, Swirsky and Leone and Dr. Langer are independent; however, Mr. Sedor and Dr. Miao do not qualify as independent as they currently serve as our Chief Executive Officer and President and Chief Financial Officer, respectively. Mr. Elms, who resigned from our Board as of November 28, 2016, was independent under NASDAQ's listing rules. Mr. Drysdale who resigned from our Board on May 9, 2016 did not qualify as independent as he previously served as our Chief Executive Officer.

Our Board has determined that the roles of Chief Executive Officer and Chairman are best served by the same person at this time.  The structure ensures that the independent directors will have more time to actively participate in board meetings with less time needed for any one independent director to focus on Chairman duties. We have no lead independent director due to the relatively small size of our Board and due to the fact that the independent directors currently carry out their responsibilities effectively.

Executive Sessions of the Board of Directors

We schedule executive sessions at which our independent directors meet without the presence or participation of management.  The purpose of the executive sessions is to promote open and candid discussion among our independent directors.

Board and Committee Meetings

Our Board met eleven times in fiscal year 2016.  All members of our Board attended at least 75% of the total number of meetings of the Board and of the Board committees of which he was a member during fiscal 2016.

We encourage our directors to attend every annual meeting of stockholders.  Our bylaws require that we schedule a meeting of the Board on the same day as our annual meeting of stockholders, which facilitates our directors' attendance at the annual meeting.  Each of our directors who was serving as a director as of the 2016 annual meeting attended that annual meeting.

The current members of each committee are identified in the following table, which also indicates the number of meetings each committee held in fiscal 2016.  The role of each committee is discussed in detail below.

Board Committee
Director	Audit	Compensation	Nominating and Corporate Governance
John A. Sedor	--	--	--
Graham Miao(1)	--	--	--
Tasos G. Konidaris(2)	Chair	X	X
Dennis H. Langer	X	Chair	X
Gabriel Leung	X	X	Chair
Number of Meetings in 2016	4	5	1

___________
(1) Dr. Miao will not stand for re-election at our 2017 Annual Meeting.

(2) Mr. Konidaris will not stand for re-election at our 2017 Annual Meeting and therefore his term on each of the committees on which he serves will expire as of the date of our 2017 Annual Meeting.

Audit Committee

Under its charter, the Audit Committee's responsibilities include:

  Appointing, retaining, evaluating, approving the compensation of, and assessing the independence of, our independent registered public accounting firm.

  Overseeing the work of our independent registered public accounting firm, including the experience and qualifications of the senior members of such firm and the proposed scope and approach of the annual audit.

  Ensuring that the lead partner of our independent registered public accounting firm having responsibility for our audit and the audit review partner are each rotated at least every five years.

  Reviewing and pre-approving all auditing services and non-audit services to be performed by our independent registered public accounting firm.

  Reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures.

  Overseeing the integrity, adequacy and effectiveness of our financial reporting processes, internal control over financial reporting and disclosure controls and procedures and our Code of Business Conduct and Ethics.

  Overseeing our risk assessment and risk management policies.

  Establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns.

  Meeting independently with our internal auditing staff, our independent registered public accounting firm and management.

  Reviewing and approving or ratifying any related person transactions and ensuring our independent registered public accounting firm is informed of any significant relationships we have with any related parties.

  Preparing the audit committee report required by SEC rules and reviewing any control disclosures and management certifications that are required by applicable SEC rules.

  Conducting an annual performance evaluation of the Audit Committee and the charter of the Audit Committee.

Our Audit Committee is also responsible for any audit reports the SEC requires us to include in our proxy statements.  In this proxy statement, the requisite report may be found under the heading, "Audit Committee Report."

Each member of our Audit Committee also meets the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act.  None of the members of our Audit Committee has participated in the preparation of our consolidated financial statements or those of our subsidiaries during the past three years, and all are able to read and understand fundamental financial statements and are financially literate under the applicable rules of the SEC and NASDAQ.  Our Board has determined that Mr. Konidaris is an "audit committee financial expert" under SEC rules.

Compensation Committee

Under its charter, the Compensation Committee's responsibilities include:

  Reviewing our compensation practices, policies and arrangements to determine whether they encourage appropriate levels of risk-taking and whether the relationship between our risk management policies and practices and compensation are appropriately aligned.

  Reviewing and approving annual corporate goals and objectives applicable to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of such goals and objectives and determining our Chief Executive Officer's compensation level based on such evaluations.

  Approving the compensation of all other executive officers.

  Approving any adoption, amendment or termination of our incentive compensation plans and equity-based plans (or recommending to our Board and, where appropriate or required, to our stockholders regarding any of the foregoing).

  Overseeing the administration of our compensation plans and equity-based plans, including the determination of the directors and employees who are to receive awards and the terms of those awards.

  Conducting an annual review and approval of compensation and benefits to directors.

  Composing, reviewing and recommending to the Board the "Compensation Discussion and Analysis," if required to be included, as applicable, in our Annual Report on Form 10-K, annual proxy statement, or any information statement, including the "Compensation Committee Report," if required.

  Reviewing, approving and recommending to the Board for approval any employment agreements and severance arrangements or plans of the Chief Executive Officer or other executive officers, including any agreements that adopt, amend or terminate such employment agreements, severance agreements or plans.

  Determining stock ownership guidelines, if any, for our Chief Executive Officer and other executive officers.

  Reviewing and recommending to the Board for approval, on an annual basis, (i) the frequency with which we conduct stockholder advisory votes on executive compensation (Say on Pay Vote) and (ii) any proposals related to the Say on Pay Vote to be included our annual proxy statement.

  Analyzing and making recommendations to our Board regarding director compensation and benefits for service on our Board and any committees thereof.

  Conducting an annual performance evaluation of the Compensation Committee.

Executive and Director Compensation Processes

Our executive compensation program is administered by our Compensation Committee, subject to the oversight and approval of our Board. We compensate our executives through a combination of base salary, annual cash bonuses based on certain performance criteria and long-term incentives in the form of equity grants that are designed to be competitive with comparable companies within the pharmaceutical industry. Our executive compensation program is structured to align management's incentives with the long-term interests of our stockholders, and to maximize stockholder value.

In order to determine compensation for our named executive officers, our Compensation Committee reviews competitive information on executive compensation practices from our peer companies as well as an assessment of overall corporate performance and individual performance. In addition, our Chief Executive Officer provides a performance review and compensation recommendation for each named executive officer, other than himself. Our Chief Executive Officer does not submit an assessment of his own performance, does not present a recommendation on his own compensation, and does not participate in the portion of the meeting where his compensation is determined. Our Compensation Committee determines and approves the compensation for our Chief Executive Officer and all of our other executive officers.

Our Compensation Committee has also retained Radford, an Aon Hewitt company, or Radford, as its compensation consultant. Radford reported directly to the Compensation Committee and provided various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our executive compensation program design and our award values in relation to performance. Although the Compensation Committee considers Radford's advice and recommendations about our executive compensation program, the Compensation Committee ultimately makes its own decisions about these matters.

Radford provides no services to us other than its advice to the Compensation Committee on executive and director compensation matters. The Compensation Committee determined that the work of Radford does not present any conflicts of interest and the Compensation Committee is satisfied with the independence of Radford.

Our director compensation program is administered by our Compensation Committee, subject to the oversight and approval of our full Board. Our Compensation Committee conducts periodic reviews of director compensation and makes recommendations to the Board with respect thereto.

Nominating and Corporate Governance Committee

Under its charter, the Nominating and Corporate Governance Committee's responsibilities include:

  Establishing criteria for selecting new directors.

  Considering and recruiting candidates to fill new positions on our Board, including any candidate recommended by the stockholders.

  Conducting appropriate inquiries to establish a candidate's compliance with the qualification requirements established by the Nominating and Corporate Governance Committee.

  Assessing the contributions of directors slated for re-election and evaluating such directors in the context of the Board evaluation process and any other perceived needs of the Board.

  Recommending director nominees for approval by our Board.

  Evaluating, at least annually, the performance of our Board as a whole, individual directors and the Nominating and Corporate Governance Committee, and reporting to the Board regarding the Board's performance after soliciting comments from all of our directors.

  Reviewing and making recommendations to our Board with respect to any proposal properly presented by a stockholder for inclusion in our annual proxy statement (which may be referred to any other Board committee as appropriate in light of the subject matter of the proposal).

  Carrying out any such other duties as may be delegated from our Board.

There have been no material changes to the procedures by which security holders may recommend nominees to our Board.

Other Committees

Our Board may, from time to time, form other committees as circumstances warrant.  Any additional committees will have authority and responsibility as may be delegated by our Board, to the extent permitted by our articles, our bylaws, and Maryland law.

AUDIT COMMITTEE REPORT

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the preparation of our consolidated financial statements and our filings, including the design and implementation of our Company's internal controls.  Our Audit Committee oversees the integrity of our financial statements, reports, and other financial information, our compliance with legal and regulatory requirements, and our independent registered public accounting firm's qualifications, independence, and performance.  Our Audit Committee operates under a written charter, which is available as described under "Corporate Governance - Availability of Corporate Governance Documents."

In this context, the Audit Committee has met and held discussions with management regarding the assessment of our Company's internal control over financial reporting.  The Audit Committee has also met and held discussions with management and our independent registered public accounting firm regarding the fair and complete presentation of our Company's financial results.  The Audit Committee has discussed significant accounting policies applied by us in our consolidated financial statements, as well as alternative treatments.  Management represented to the Audit Committee that our Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2016 with management and our independent registered public accounting firm.  The Audit Committee discussed with our independent registered public accounting firm matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees).

In addition, the Audit Committee reviewed and discussed with the independent registered public accounting firm the auditor's independence from us and our management.  As part of that review, the Audit Committee received the written disclosures and letter required by the Public Company Accounting Oversight Board and by all relevant professional and regulatory standards relating to the independent registered public accounting firm's independence from us.  The Audit Committee also has considered whether the independent registered public accounting firm's provision of non-audit services to our Company is compatible with the auditor's independence.  The Audit Committee has concluded that the independent registered public accounting firm is independent from us and our management.

The Audit Committee reviewed and discussed our policies with respect to risk assessment and risk management.  The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their respective audits.

The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, and the overall quality of our financial reporting.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

By the Audit Committee:

Tasos G. Konidaris, Chair
Dennis Langer
Gabriel Leung

DIRECTOR COMPENSATION

The following table sets forth the total compensation paid or accrued during the year ended December 31, 2016 to our non-employee members of our Board:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	Total
Dennis Langer	$ 11,060	$ -	$ 9,034	$ 20,094
Gabriel Leung	7,554	-	10,116	17,670
Tasos Konidaris (2)	78,500	-	12,498	90,998
Steve Elms, former Director (3)	63,268	-	12,498	75,766
  The amounts in these columns represent the aggregate grant date fair value of option awards granted to the director during 2016 computed in accordance with FASB ASC Topic 718. See Note 17 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on March 28, 2017, or our Original Form 10-K, for the assumptions made by us in determining the grant date fair value of our equity awards.
  Mr. Konidaris will not stand for re-election to the Board at the 2017 Annual Meeting. As a result, his term will expire at the completion of the 2017 Annual Meeting.
  Steve Elms resigned from the Board on November 28, 2016.

Narrative to Director Compensation Table

We provide our non-employee directors with the following annual cash compensation, which is paid in equal quarterly installments:

  $60,000 per director;

  additional $40,000 for the non-executive Chairman of the Board;

  additional $12,000 for each non-chair member of the Audit Committee, $7,500 for each non-chair member of the Compensation Committee and $7,000 for each non-chair member of the Nominating and Corporate Governance Committee; and

  additional $24,000 for the Chairman of the Audit Committee, $15,000 for the Chairman of the Compensation Committee and $10,000 for the Chairman of the Nominating and Corporate Governance Committee.

We also provide our non-employee directors with an initial grant of options to purchase 50,000 shares of our common stock, followed by an annual grant of options to purchase 25,000 shares of our common stock, which vest in equal annual installments on the first four anniversaries of the applicable grant date.

We reimburse each non-employee director for travel expenses incurred in connection with attendance at board meetings. Employee directors do not receive additional compensation for service on the Board or its committees. John Sedor served as a non-employee member of our Board during 2016 until his appointment as our Interim Chief Executive Officer on May 9, 2016. The cash fees earned by Mr. Sedor for his services as a non-employee member of our Board are reflected in the "Executive Compensation - Summary Compensation Table".

Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and officers and intend to enter into indemnification agreements with each of our director nominees if elected as directors at our 2017 Annual Meeting. The indemnification agreements and our articles of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Maryland law. We also provide our directors and officers with director and officer insurance.

APPROVAL OF 2017 OMNIBUS INCENTIVE PLAN

(PROPOSAL 2)

We are asking our stockholders to approve adoption of the proposed Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan, or the "2017 Omnibus Incentive Plan. Stockholder approval of the 2017 Omnibus Incentive Plan will constitute approval of the material terms of the plan for purposes of the stockholder approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the "Internal Revenue Code, and the rules and regulations of the NASDAQ Stock Market.

Upon the recommendation of the Compensation Committee, the Board approved the 2017 Omnibus Incentive Plan on September 19, 2017, subject to the receipt of stockholder approval at the 2017 Annual Meeting. The Board believes that approval of the 2017 Omnibus Incentive Plan is in the best interests of our stockholders and us because equity-based awards help to attract, motivate, and retain talented employees, directors and other service providers, align employee and stockholder interests, link employee compensation with performance and maintain a culture based on employee share ownership. The Board recommends that the stockholders approve the 2017 Omnibus Incentive Plan.

The Board has proposed stockholder approval of the 2017 Omnibus Incentive Plan to replace our existing equity incentive plans, including the Amended and Restated Pernix Therapeutics Holdings, Inc. 2015 Omnibus Incentive Plan, or the 2015 Omnibus Incentive Plan, and the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan, or the 2009 Stock Incentive Plan. Following stockholder approval of the 2017 Omnibus Incentive Plan, no additional awards will be made under the existing equity incentive plans.

If stockholders do not approve the 2017 Omnibus Incentive Plan, compensatory equity-based grants to employees, officers or directors of ours or an affiliate, or consultants or advisers (who are natural persons), will continue to be made under the existing incentive plans to the extent that shares of our common stock remain available for issuance under such plans, which for future grants totaled an estimated 126,603 shares as of September 25, 2017 (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards).

In its determination to approve the 2017 Omnibus Incentive Plan, the Board reviewed an analysis prepared by Radford, the Compensation Committee's compensation consultant, which included an analysis of our historical and likely prospective shares usage, certain burn rate metrics and the costs associated with the 2017 Omnibus Incentive Plan. Specifically, the Board considered that:

  The Board believes that equity compensation has been, and will continue to be, a critical component of our compensation package because it (i) develops a culture of ownership among our employees and the Board, (ii) aligns the interests of our employees and the Board with the interests of our other stockholders and (iii) preserves our cash resources. To date, we have successfully competed for top talent, often in direct competition with much larger pharmaceutical companies with greater resources, in part because of our use of equity-based compensation. Equity awards are an essential part of our compensation package, are central to our employment value proposition, and are necessary for us to continue competing for top talent as we grow.

  We expect the share authorization under the 2017 Omnibus Incentive Plan to provide us with enough shares for awards for approximately two years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical stock burn rate, and further dependent on the price of our common stock and hiring activity during the next few years, forfeitures of outstanding awards under the 2015 Omnibus Incentive Plan and the 2009 Stock Incentive Plan, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our common stock or future hiring activity with any degree of certainty at this time, and the share reserve under the 2017 Omnibus Incentive Plan could last for a shorter or longer time.

  Radford's analysis, which is based on generally accepted evaluation methodologies used by investors and proxy advisory firms concluded that the number of shares under the 2017 Omnibus Incentive Plan is well within generally accepted standards as measured by an analysis of the plan cost relative to industry and peer standards.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the size of the share reserve under the 2017 Omnibus Incentive Plan is reasonable and appropriate at this time.

Summary of Material Provisions of 2017 Omnibus Incentive Plan

The following summary of the material provisions of the 2017 Omnibus Incentive Plan is qualified in its entirety by reference to the complete text of the 2017 Omnibus Incentive Plan, which is attached as Annex A to this Proxy Statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2017 Omnibus Incentive Plan in their entirety.

Eligible Participants.

Awards may be granted under the 2017 Omnibus Incentive Plan to individuals who are employees, officers or directors of ours or an affiliate, or consultants or advisers (who are natural persons) providing services to us or an affiliate, as well as any other individual whose participation in the 2017 Omnibus Incentive Plan is determined to be in our best interests.

As of September 25, 2017, approximately 181 employees and 3 non-employee directors of ours or our subsidiaries or affiliates would have been eligible to participate.

Effective Date.

The 2017 Omnibus Incentive Plan will be effective on November 15, 2017 if our stockholders approve the plan at the 2017 Annual Meeting.

Term.

The 2017 Omnibus Incentive Plan will terminate automatically the day before the tenth anniversary of its effective date, unless it is earlier terminated by the Board.

Administration.

The 2017 Omnibus Incentive Plan generally will be administered by a committee, which we refer to as the Committee, consisting of two or more of our directors designated by the Board. Each such director will be required to qualify as an "independent director" under NASDAQ listing rules, a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and related regulations. The Committee initially will be the Compensation Committee and may be a subcommittee of the Compensation Committee that satisfies the foregoing requirements.

The Committee will have full power and authority to interpret and construe all provisions of the 2017 Omnibus Incentive Plan, any award or any award agreement, and to make all related determinations.

Amendment and Termination.

The Board will be authorized to amend, suspend or terminate the 2017 Omnibus Incentive Plan as to any shares of our common stock as to which awards have not been made. Any amendment to the 2017 Omnibus Incentive Plan, however, will be subject to receipt of the approval of our stockholders if stockholder approval of the amendment is required by any law or regulation or the listing rules of NASDAQ (or any other stock exchange on which our common stock is listed in future), or to the extent determined by the Board. Without the consent of the affected grantee of an outstanding award, no amendment, suspension or termination of the 2017 Omnibus Incentive Plan materially may impair the rights or obligations under that award.

Awards.

The following type of awards may be made under the 2017 Omnibus Incentive Plan, subject to the limitations set forth in the plan: stock options, which may be either incentive stock options or non-qualified stock options; restricted stock; restricted stock units and deferred stock units; performance shares or other performance-based awards; dividend equivalent rights; stock appreciation rights, or SARs; other equity-based awards, including unrestricted stock; and cash awards.

The 2017 Omnibus Incentive Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would apply under the 2017 Omnibus Incentive Plan in the absence of the different terms and conditions in the award agreement.

Awards under the 2017 Omnibus Incentive Plan may be settled in cash, common stock, and other awards under the 2017 Omnibus Incentive Plan or other property. The Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Committee. No dividend equivalent rights may be granted in connection with, or related to, an award of options or SARs.

Recoupment.

Any award granted pursuant to the 2017 Omnibus Incentive Plan will be subject to mandatory repayment by the grantee to us (x) to the extent set forth in an award agreement or (y) to the extent the grantee is, or in the future becomes, subject to (1) any company or affiliate "clawback" or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise, or (2) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in any such law, rule or regulation, and in the event of an inconsistency between (x), (y)(1) and (y)(2), the provision of broadest applicability will apply.

Shares Available for Issuance.

Subject to the adjustments described below, the maximum number of shares of our common stock that will be available for issuance under the 2017 Omnibus Incentive Plan will be equal to the sum of (i) one million (1,000,000) shares of our common stock plus (ii) the number of shares of our common stock available for future awards under the 2015 Omnibus Incentive Plan and the 2009 Stock Incentive Plan as of November 15, 2017, plus (iii) the number of shares of our common stock related to awards outstanding under such plans as of November 15, 2017 that terminate after such date by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of our common stock. Any or all shares of our common stock available for issuance under the 2017 Omnibus Incentive Plan will be available for issuance pursuant to incentive stock options.

Shares subject to an award granted under the 2017 Omnibus Incentive Plan will be counted against the maximum number of shares of our common stock available for issuance under the plan as one share for every one share of our common stock subject to such an award. Shares subject to an award of SARs will be counted against the maximum number of shares available for issuance under the plan as one share for every one share of our common stock subject to such an award regardless of the number of shares of our common stock actually issued to settle such SARs upon the exercise of those rights. Awards that do not entitle a grantee to receive or purchase shares of our common stock and awards that are settled in cash will not be counted against the maximum number of shares of our common stock available for issuance under the plan.

Shares subject to an award granted under the 2017 Omnibus Incentive Plan will again become available for issuance under the 2017 Omnibus Incentive Plan in the same amount as such shares were counted against the share issuance limit if the award terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares (except as set forth below).

The number of shares of our common stock available for issuance under the 2017 Omnibus Incentive Plan will not be increased by the number of shares of our common stock (i) tendered, withheld, or subject to an option granted under the 2017 Omnibus Incentive Plan surrendered in connection with the payment of the option price upon exercise of an option or in connection with our tax withholding obligations with respect to options or stock-settled SARs, (ii) that were not issued upon the net settlement or net exercise of a stock-settled SAR, (iii) deducted or delivered from payment of an award granted under the plan in connection with our tax withholding obligations, or (iv) purchased by us with proceeds from option exercises.

Shares of our common stock to be issued under the 2017 Omnibus Incentive Plan will be authorized and unissued shares or, to the extent permitted under applicable laws, shares of treasury stock or issued shares that have been reacquired by us.

On September 25, 2017, the closing price of a share of our common stock as reported on NASDAQ was $3.08 per share.

Share Limitations.

The 2017 Omnibus Incentive Plan contains limitations on the maximum number of shares available for issuance with respect to specified types of awards. Subject to adjustments for changes in our capitalization:

  The maximum number of shares of our common stock subject to options or stock appreciation rights that may be granted under the 2017 Omnibus Incentive Plan to any person, other than a non-employee director of ours, in a calendar year is 500,000 shares;

  The maximum number of shares of our common stock subject to awards other than options or stock appreciation rights that are intended to be qualified performance-based compensation and are stock-denominated and are either stock- or cash- settled that may be granted under the 2017 Omnibus Incentive Plan in a calendar year is 500,000 shares;

  The maximum number of shares of our common stock subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year, may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); and

  The maximum amount that may be paid as a cash-denominated award (whether or not cash-settled) that is intended to qualify as performance-based compensation for a performance period of twelve months or less to any person is $10 million, and the maximum amount that may be paid as a cash-denominated performance award (whether or not cash-settled) that is intended to qualify as performance-based compensation in respect of a performance period in excess of twelve months to any person is $10 million times the number of years in the performance period.

Stock Options.

An option granted under the 2017 Omnibus Incentive Plan will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the 2017 Omnibus Incentive Plan. No option may be exercisable more than 10 years after the option grant date. The Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee's service.

The exercise price per share of our common stock for each option granted under the 2017 Omnibus Incentive Plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a ten percent stockholder, of the fair market value of a share of our common stock on the option grant date, except in the case of an option granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by us or an affiliate or with which we or an affiliate has combined or will combine.

Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in such forms as are approved by the Committee. These forms may include, in the Committee's discretion, cash, cash equivalents acceptable to us, shares of our common stock and net issuance.

Restricted Stock, Restricted Stock Units and Deferred Stock Units.

Restricted stock is an award of our common stock on which vesting restrictions are imposed that subject the underlying shares of our common stock to a substantial risk of forfeiture, as defined in Section 83 of the Internal Revenue Code. A restricted stock unit is an award that represents a conditional right to receive shares of our common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. A deferred stock unit is a restricted stock unit that may be settled at some point in the future. Subject to the provisions of the 2017 Omnibus Incentive Plan, the Committee will determine the terms and conditions of each award of restricted stock, restricted stock units and deferred stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the shares of our common stock subject to the award. A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends, except to the extent limited by the Committee. Grantees of restricted stock units and deferred stock units will have no voting or dividend rights or other rights associated with stock ownership, although the Committee may award dividend equivalent rights on such units.

Grantees will not vest in dividends paid on awards of restricted stock or in dividend equivalent rights paid on awards of restricted stock units or deferred stock units, and will be required to forfeit and repay to us such dividends and dividend equivalent rights, if the shares of restricted stock or the stock units to which the dividend equivalent rights correspond do not become vested.

Performance Shares and Other Performance-Based Awards.

Performance-based awards are awards made subject to the achievement of one or more pre-established performance goals over a performance period established by the Committee. The Committee may award performance shares and other performance-based awards in such amounts and upon such terms as the Committee may determine. Each grant of a performance-based award will have an initial value or target number of shares of our common stock that is established by the Committee at the time of grant. The Committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and number of performance shares or other performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the performance measures described below. The Committee will establish the performance periods for performance-based awards. Performance-based awards may be payable in cash or shares of our common stock, other awards, or a combination thereof, as determined by the Committee.

Dividend Equivalent Rights.

The Committee may grant rights to dividend equivalents to a participant in connection with an award under the 2017 Omnibus Incentive Plan, or without regard to any other award, except that no dividend equivalent rights may be granted in connection with, or related to, an award of options or SARs. Dividend equivalent rights will entitle the participant to receive cash, stock, other awards under the 2017 Omnibus Incentive Plan or other property equal in value to dividends paid, or other periodic payments made, with respect to a specified number of shares of our common stock. The terms and conditions of awards of dividend equivalent rights will be specified in the applicable award agreement.

Stock Appreciation Rights.

The Committee may grant SARs in conjunction with all or a part of any option or other award granted under the 2017 Omnibus Incentive Plan, or without regard to any option or other award. The Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the time or times at which and the circumstances under which a SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which shares will be delivered or deemed delivered to grantees, and any other terms or conditions of any SAR.

Upon exercise of a SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of our common stock on the exercise date over the exercise price of the SAR, as determined by the Committee. The exercise price of a SAR may not be less than the fair market value of a share of our common stock on the grant date.

Other Equity-Based Awards.

The Committee may grant other types of equity-based or equity-related awards, including the grant or offer for sale of shares of unrestricted stock, in such amounts and subject to such terms and conditions as the Committee may determine. Any such awards may involve the transfer of shares of our common stock to participants, or payment in cash or otherwise of amounts based on the value of the shares of our common stock. Any other equity-based awards granted by the Committee may be subject to performance goals established by the Committee based on one or more of the performance measures described below.

No Repricing.

Except in connection with a corporate transaction involving us (including any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), we may not, without obtaining stockholder approval, (1) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs, (2) cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs or (3) cancel outstanding options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

Change in Capitalization.

The Committee will adjust the terms of outstanding awards under the 2017 Omnibus Incentive Plan to preserve the proportionate interests of the holders in such awards if the number of outstanding shares of our common stock is increased or decreased or the shares of our common stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of ours on account of any merger, reorganization, recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of our common stock effected without receipt of consideration by us. The adjustments will include proportionate adjustments to (1) the share limits set forth in the plan, (2) the number and kind of shares of stock subject to outstanding awards and (3) the per share option price of outstanding options and the per share SAR price of outstanding SARs.

Change in Control in which Awards are not Assumed.

Except as otherwise provided in an award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control, as defined in the 2017 Omnibus Incentive Plan, in which outstanding awards of options, SARs, restricted stock, restricted stock units, dividend equivalent rights or other equity-based awards are not assumed or continued, the following provisions will apply to the awards (to the extent the awards are not assumed or continued).

  Except with respect to performance-based awards, all outstanding awards of restricted stock, restricted stock units and dividend equivalent rights will be deemed to have vested, and the shares of our common stock subject to such restricted stock units and dividend equivalent rights will be delivered immediately before the Change in Control, and either or both of the following two actions will be taken:

    At least 15 days before the scheduled completion of the Change in Control, all outstanding options and SARs will become immediately exercisable and will remain exercisable for a period of 15 days (subject to completion of the Change in Control); and/or

    The Committee may elect to cancel any outstanding awards of options, SARs, restricted stock, restricted stock units and/or dividend equivalent rights and require payment or delivery to the holders of such awards an amount in cash or securities having a value (as determined by the Committee), (1) in the case of restricted stock, restricted stock units and dividend equivalent rights (for shares of our common stock subject thereto), equal to the price per share paid to holders of our common stock pursuant to the Change in Control and (2) in the case of options or SARs, equal to the product of the number of shares of our common stock subject to such options or SARs multiplied by the amount, if any, by which (a) the price per share paid to holders of our common stock pursuant to the Change in Control exceeds (b) the option price or SAR price applicable to such options and SARs. For avoidance of doubt, if the formula or fixed price per share paid to holders of shares of our common stock pursuant to such transaction is equal to or less than the option price or SAR price applicable to a given option or SAR, then such option or SAR may be cancelled without payment.

  Performance-based awards will vest on a pro rata basis determined based on the portion of the applicable performance period that has elapsed through the date of the completion of the Change in Control, as determined by the Committee in its sole discretion. Actual performance to date will be determined as of a date reasonably proximal to the date of completion of the Change in Control, and that level of performance will be treated as achieved immediately prior to the Change in Control, and if actual performance is not determinable, the awards will be treated as though target performance has been achieved. Awards that arise out of this treatment of performance-based awards in a Change in Control will be settled under the Change in Control provisions above for the applicable award type.

  Other equity-based awards will be governed by the terms of the applicable award agreement.

Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable award agreement, another agreement with the grantee, or another writing, upon the occurrence of a Change in Control in which outstanding awards are being assumed or continued, the 2017 Omnibus Incentive Plan and such awards (to the extent the awards are assumed or confirmed) will continue in the manner and under the terms specified in any writing providing for assumption or continuation of such awards, which may specify the substitution for such awards of new common stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights or other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof. In the event of such a substitution, appropriate adjustments will be made to the number of shares subject to the original awards (disregarding any transaction consideration that is not common stock) and to option and SAR exercise prices.

In the event an award (other than a performance based award) is assumed, continued or substituted upon the completion of any Change in Control and the holder's employment is terminated without cause or for "good reason" (as such term is defined in the 2017 Omnibus Incentive Plan), in each case within 12 months following the completion of the Change in Control, the award will become vested and exercisable and the restrictions, payment conditions, and forfeiture conditions applicable to any such award will lapse.

In the event a performance-based award is assumed, continued, or substituted upon the completion of any Change in Control and the grantee's employment is terminated without cause or for good reason, in each case within 12 months following the completion of the Change in Control, the performance-based award will become vested and exercisable on a pro rata basis determined based on the portion of the applicable performance period that has elapsed through the date of the grantee's termination of employment, as determined by the Committee, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to such performance-based award will lapse on the same pro rata basis, and (iii) actual performance will be determined as of a date reasonably proximal to the grantee's termination date, as determined by the Committee, and treated as achieved immediately before the grantee's termination of employment. If, however, the Committee finds that actual performance is not determinable, then the performance-based award will be treated as though target performance has been achieved.

Definition of Change in Control.

The 2017 Omnibus Incentive Plan generally defines a "Change in Control" to mean the first to occur of any of the following events:

  the acquisition by any person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act), other than from us, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of our then outstanding voting securities;

  the individuals who, as of the effective date of the 2017 Omnibus Incentive Plan, are members of the Board, or the Incumbent Board, cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by our stockholders, of any new director was approved by at least a majority of the Incumbent Board, and such new director will be considered a member of the Incumbent Board;

  the closing of a merger or similar business combination, each, a "Business Combination, involving us if (i) our stockholders, immediately before such Business Combination, do not, as a result of such Business Combination, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such Business Combination in substantially the same proportion as their ownership of the combined voting power of our voting securities outstanding immediately before such Business Combination or (ii) immediately following the Business Combination, the individuals who comprised the Board immediately prior to the Business Combination do not constitute at least a majority of the board of directors of the entity resulting from such Business Combination (or, if the entity resulting from such Business Combination is then a subsidiary, the ultimate parent of such entity); or

  our complete liquidation or dissolution, or the closing of an agreement for the sale or disposition of all or substantially all of our assets.

  Notwithstanding the foregoing, a Change in Control will not occur solely because 50% or more of the combined voting power of our then outstanding securities is acquired by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by us or any of our subsidiaries, or by a corporation which is owned directly or indirectly by our stockholders in the same proportion as their ownership of our shares immediately prior to such acquisition.

  Section 162(m) of the Internal Revenue Code.

  Section 162(m) of the Internal Revenue Code limits publicly-held companies, such as us, to an annual deduction for U.S. federal income tax purposes of $1 million for compensation paid to each of their covered employees. For this purpose, "covered employees" include our chief executive officer and our three other highest compensated executive officers (other than the chief financial officer). However, compensation which qualifies as performance-based compensation is excluded from the $1 million limitation. The 2017 Omnibus Incentive Plan is designed to permit the Compensation Committee to grant awards that are intended to qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Internal Revenue Code, but it is not required under the 2017 Omnibus Incentive Plan that awards qualify for this exception.

  One of the requirements for performance-based compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by our stockholders before payment is made. For purposes of Section 162(m) of the Internal Revenue Code, the material terms include (1) the employees eligible to receive compensation under the 2017 Omnibus Incentive Plan, (2) a description of the business criteria on which the performance goals are based, and (3) the maximum amount of compensation that can be paid to an employee under the performance goals in a specified time period. Each of these terms is discussed in this proposal. In addition, as noted above, stockholder approval of this proposal will constitute approval of the material terms of the 2017 Omnibus Incentive Plan for purposes of the stockholder approval requirements of Section 162(m) of the Internal Revenue Code.

  Under the 2017 Omnibus Incentive Plan, the performance goals upon which the payment or vesting of a performance-based award to a covered employee that is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will be limited to the following performance measures, with or without adjustment: revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, cash flow or a combination of any or all of the foregoing; after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; the level of our bank debt or other long-term or short-term public or private debt or other similar financial obligations of ours either in absolute terms or as it relates to a profitability ratio including operating income or EBITDA; return on capital employed, return on assets, or return on invested capital; after-tax or pre-tax return on stockholders' equity; economic value added targets based on a cash flow return on investment formula; stock price, including growth measures and total stockholder return; our market capitalization or enterprise value of , either in amount or relative to industry peers; the value of an investment in our common stock assuming the reinvestment of dividends; the achievement of operating margin targets or other measures of improving profitability; the filing of one or more new marketing application(s) or the approval of one or more marketing application(s) by the U.S. Food and Drug Administration; the achievement of, or progress toward, a launch of one or more new drug(s); the achievement of research and development milestones; the achievement of other strategic milestones including, without limitation, the achievement of specific synergy capture and cost savings realization relating to integrations and the successful creation or execution of a restructuring plan for a specific business or function; the successful completion of clinical trial phases; licensing or acquiring new products or product platforms; acquisition or divestiture of products or business; the entering into new, or exiting from existing, geographic markets or industry segments; or the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

  Performance under any of the foregoing performance measures may be used to measure the performance of (i) us and our subsidiaries and other affiliates as a whole; (ii) us, any subsidiary, and/or any other affiliate or any combination thereof; or (iii) any one or more business units or operating segments of ours, any subsidiary, and/or any other affiliate, as the Compensation Committee deems appropriate. In addition, performance under any of the performance measures may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Compensation Committee, and may be stated as a combination of one or more performance measures, and on an absolute or relative basis. The Compensation Committee may select performance under the performance measure of stock price for comparison to performance under one or more stock market indices designated or approved by the Compensation Committee.

  Federal Income Tax Consequences

  The following summarizes the federal income tax consequences of awards that may be granted under the 2017 Omnibus Incentive Plan.

  Incentive Stock Options.

  An option holder will not realize taxable income upon the grant of an incentive stock option under the 2017 Omnibus Incentive Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder's alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder's death or disability, if an option is exercised more than three months after the option holder's termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.

  If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is "qualifying" or "disqualifying." The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

  Unless an option holder engages in a disqualifying disposition, we will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, we will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

  If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

  Non-Qualified Stock Options.

  An option holder will not realize taxable income upon the grant of a non-qualified stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the option holder. We will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if we comply with applicable reporting requirements and Section 162(m) of the Internal Revenue Code.

  If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

  Restricted Stock.

  A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the shares of our common stock subject to the award are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares of our common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. We generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code.

  Restricted Stock Units, Deferred Stock Units and Performance-Based Awards.

  A distribution of shares of our common stock or a payment of cash in satisfaction of restricted stock units, deferred stock units or a performance-based award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the shares of our common stock determined as of the date it is received or, in the case of a cash award, the amount of the cash payment. We will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code.

  Dividend Equivalents Rights.

  Grantees under the 2017 Omnibus Incentive Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

  Stock Appreciation Rights

  The grant of SARs will not result in taxable income to the participant or a deduction to us. Upon exercise of a SAR, the holder will recognize ordinary income in an amount equal to the cash or the fair market value of our common stock received by the holder. We will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Internal Revenue Code and, as to SARs that are settled in shares of our common stock, if we comply with applicable reporting requirements.

  Unrestricted Stock

  A holder of shares of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. We will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code.

  Upon the holder's disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

  Tax Withholding

  Awards granted under the 2017 Omnibus Incentive Plan to our employees will be subject to tax withholding as required by applicable laws upon the vesting of or other lapse of restrictions applicable to such award or upon the issuance of any shares upon the exercise of an award.

  Section 280G

  Certain payments made to employees and other service providers in connection with a Change in Control may constitute "parachute payments" subject to tax penalties imposed on both us and the recipient under Sections 280G and 4999 of the Internal Revenue Code. In general, when the value of parachute payments equals or exceeds three times the employee's "base amount," the employee is subject to a 20% nondeductible excise tax on the excess over the base amount and we are denied a tax deduction for the payments. The base amount is generally defined as the employee's average compensation for the five calendar years prior to the date of the Change in Control. The value of accelerated vesting of awards in connection with a Change in Control can constitute a parachute payment. The 2017 Omnibus Incentive Plan contains a modified form of a "safe harbor cap," which limits the amount of potential parachute payments that a recipient may receive to no more than 299% of the recipient's base amount, but only if such cutback results in larger after-tax payments to the recipient.

  New Plan Benefits

  No awards under the 2017 Omnibus Incentive Plan have been granted or will be granted unless and until the 2017 Omnibus Incentive Plan is approved by our stockholders at the 2017 Annual Meeting. Grants of awards under the 2017 Omnibus Incentive Plan will be in the discretion of the Compensation Committee and any other committee authorized to grant awards under the plan. Accordingly, it is not possible as of the date of this Proxy Statement to determine the nature or amount of any awards under the 2017 Omnibus Incentive Plan that may be subject to future grants to our employees, officers and directors and our subsidiaries and other affiliates, or to other persons who will be eligible to participate in the 2017 Omnibus Incentive Plan.

  Equity Compensation Plan Information

  The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted average Exercise Price of Outstanding Options, Warrants and Rights (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the Second Column)
Equity compensation plans approved by security holders	846,378	(2)	20.62	426,094
Equity compensation plans not approved by security holders	-		-	-
Total	846,378		20.62	426,094

    Represents the weighted-average exercise price of outstanding stock options only. As restricted stock units have no exercise price, they are excluded from the weighted-average exercise price calculation.

    Includes awards granted under our 2015 Omnibus Incentive Plan, our 2009 Stock Incentive Plan, as amended, and our 2007 Stock Option Plan. Consists of outstanding (i) options to purchase 649,778 shares of common stock and (ii) restricted stock units covering an aggregate of 196,600 shares of common stock. Shares in settlement of vested restricted stock units are deliverable within 30 days of the vesting date.

    As of the record date, 126,603 shares remain available for issuance of future awards. A total of 903,995 stock options remain outstanding with a weighted-average exercise price of $17.59 and weighted remaining term of 7.93 years. Restricted stock units totaling 189,834 are also outstanding.

  Required Vote:

  The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the 2017 Annual Meeting is required to approve the 2017 Omnibus Incentive Plan.

  Board Recommendation:

  The Board unanimously recommends a vote FOR approval of the 2017 Omnibus Incentive Plan.

  ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

  (PROPOSAL 3)

  We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement.  This vote is not intended to address any specific compensation arrangement or amount, but rather the overall compensation of our named executive officers and our compensation philosophy and practices as disclosed under the "Executive Compensation" sections of this proxy statement.  This disclosure includes the compensation tables and the accompanying narrative compensation disclosures.

  This non-binding advisory proposal, commonly known as a "say-on-pay" proposal, is required under Section 14A of the Exchange Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), which was enacted in July 2010.  We are asking stockholders to vote on the following resolution:

  "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed in the Company's proxy statement for the Company's 2017 annual meeting of stockholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission, is hereby APPROVED."

  We understand that our executive compensation practices are important to our stockholders.  Our core executive compensation philosophy is based on pay for performance, and we believe that our executive compensation program is strongly aligned with the long-term interests of our stockholders.

  We are asking our stockholders to indicate their support for the compensation of our named executive officers as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this proxy statement.

  Accordingly, we ask our stockholders to vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers, as described in this proxy statement.

  Required Vote:

  Advisory approval of this proposal requires the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote at the 2017 Annual Meeting. The say-on-pay vote is advisory, and therefore not binding on our Board, the Compensation Committee or Pernix. However, our Board and our Compensation Committee value the opinions of our stockholders, and to the extent there is a significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

  Board Recommendation:

  The Board unanimously recommends a vote FOR approval of, on an advisory basis, the compensation of our named executive officers.

  EXECUTIVE OFFICERS

  Set forth below is certain information concerning our executive officers, including the business experience of each during the past five years.

Name	Age	Director Since	Position
John Sedor	72	2014	Chief Executive Officer and Chairman of the Board of Directors
Graham Miao	52	2016	President and Chief Financial Officer and Director
Kenneth Pina	59	-	Senior VP, Chief Legal and Compliance Officer and Corporate Secretary

  Information pertaining to Mr. Sedor may be found in "Proposal 1 - Election of Directors - Biographies of Director Nominees."

  Graham G. Miao Ph.D. Dr. Miao has served as our President and Chief Financial Officer since July 2016 and has served as a member of our Board since November 2016. Dr. Miao will not stand for re-election as a director at our 2017 Annual Meeting but will continue serving as our President and Chief Financial Officer. Dr. Miao served as a senior advisor to the interim Chief Executive Officer and our Board from May 2016 to July 2016. Prior to that, Dr. Miao served as Executive Vice President and Chief Financial Officer of Interpace Diagnostics, Inc. (formerly known as PDI, Inc., or PDI), from October 2014 until March 2016, where he helped achieve the sale of PDI's commercial services business to Publicis Healthcare. From September 2011 to September 2014, Dr. Miao served as Executive Vice President and Chief Financial Officer and held the additional role as interim Co-President and interim Co-Chief Executive Officer from September 2013 to September 2014 of Delcath Systems, Inc., or Delcath. From September 2009 until September 2011, Dr. Miao served as Chief of Staff for the Global CFO Organization and as member of the Financial Leadership Team at Dun & Bradstreet Corporation. Previously, Dr. Miao was Executive Vice President & Chief Financial Officer of Pagoda Pharmaceuticals. Prior to that, Dr. Miao was Vice President of Strategic Planning & Financial Analysis at Symrise Inc. Dr. Miao was also Senior Director at Schering-Plough Corporation, or Schering-Plough, serving as division Chief Financial Officer for Schering-Plough's $3 billion primary care pharmaceuticals franchise. Prior to his time at Schering-Plough, Dr. Miao held senior management positions at Pharmacia, including Director and Head of Finance for Pharmacia's $1.3 billion Global Oncology franchise where he led finance teams across marketing, sales, medical affairs, business development, and mergers & acquisitions. Earlier in his career, Dr. Miao worked as a biotechnology equity analyst at J.P. Morgan and a research scientist at Roche. Dr. Miao earned an M.B.A. in finance and a Ph.D. in biological sciences from Columbia University, an M.S. in molecular biology from Arizona State University, and a B.S. in biology from Fudan University in Shanghai, China.

  Kenneth R. Piña, Esq. Mr. Piña has served as our Senior Vice President, Chief Legal and Compliance Officer and Corporate Secretary since April 2017. Prior to that, Mr. Piña served as our Senior Vice President, General Counsel and Compliance Officer from January 2017 to April 2017. Prior to joining us, Mr. Piña was a Founder and the Managing Principal of Core Risks Ltd., or CRL, a global provider of specialized consulting services, from April 2006 until December 31, 2016. CRL became a wholly owned affiliate of Jardine Lloyd Thompson in 2014. Prior to founding CRL, Mr. Piña served as the Senior Vice President, Chief Legal Officer and Secretary for Henkel Corporation, a consumer products and specialty chemical company from October 1999 to February 2006. Before joining Henkel, Mr. Piña served as the Vice President, General Counsel and Secretary of Rhone-Poulenc Rorer Pharmaceuticals Inc. Prior to joining Rhone-Poulenc Rorer, he was a litigator at Pepper Hamilton LLP, a national law firm based in Philadelphia, Pennsylvania. Mr. Piña received his Juris Doctorate from the Dickinson School of Law, Pennsylvania State University and holds a Bachelor of Science degree in Pharmacy from the Rutgers University College of Pharmacy. He also completed INSEAD's Executive Management Program. Mr. Piña has served as a Lecturer in Law at the Villanova University School of Law and as an Adjunct Professor of Food and Drug Law at Temple University. He is co-editor of the popular industry text, An Introduction to Food and Drug Law and Regulation, now in its sixth edition and used to teach the discipline in numerous law schools and graduate regulatory programs. Mr. Piña has served on the Board of Directors of several companies and non-profit organizations.

  EXECUTIVE COMPENSATION

  Summary Compensation Table

  The following table sets forth the total compensation awarded to, earned by, or paid to each of our named executive officers for the fiscal years ended December 31, 2016 and 2015. Our named executive officers for 2016 are John A. Sedor, our Chief Executive Officer, Graham G. Miao, Ph.D., our President and Chief Financial Officer, Douglas Drysdale, our former Chief Executive Officer and Barry Siegel, our former General Counsel.

Name/Principal Position	Year	Salary	Bonus		Stock Awards (8)	Option Awards (9)	Non-equity incentive plan compensation		All Other Compensation		Total
John Sedor, (1)	2016	$ 393,972	$ 411,762	(5)	$ 440,496	$ 505,195	$ 125,000	(10)	$ 51,412	(12)	$ 1,927,837
Chief Executive Officer

Graham Miao, (2)	2016	217,098	270,540	(6)	220,080	211,461	100,000	(11)	288		1,019,467
Chief Financial Officer

Douglas Drysdale (3)	2016	218,591	-		-	616,677	-		749,831	(13)	1,585,099
Former Chief Executive	2015	592,250	130,991	(7)	-	1,382,365	-		34,484	(13)	2,140,090
Officer

Barry Siegel (4)	2016	196,045	-		-	274,079	-		151,495	14)	621,619
Former General Counsel	2015	329,875	40,170	(7)	-	368,980	-		21,051	(14)	760,076

     Mr. Sedor was appointed as our Interim Chief Executive Officer and as Chairman of the Board on May 9, 2016, and was appointed as our Chief Executive Officer on July 26, 2016; therefore, no data is provided for him for fiscal 2015.

    Dr. Miao was appointed as our President and Chief Financial Officer on July 26, 2016; therefore, no data is provided for him for fiscal 2015.

    Mr. Drysdale was hired as our Chief Executive Officer on February 5, 2014 and served in this position until his resignation on May 9, 2016.

    Until his resignation effective on July 26, 2016, Mr. Siegel served as our General Counsel.

    This amount reflects the annual cash bonus earned by Mr. Sedor for 2016, which was $411,762. The amount of Mr. Sedor's annual cash bonus for 2016 was determined by the Compensation Committee based solely on the achievement of certain company performance objectives.

    This amount reflects the annual cash bonus earned by Dr. Miao for 2016, which was $270,540. The amount of Dr. Miao's annual cash bonus for 2016 was determined by the Compensation Committee based solely on the achievement of certain company performance objectives.

    Amounts reflect the payment of an annual cash bonus awarded to each of Messrs. Drysdale and Siegel in respect of fiscal year 2015. Each such named executive officer's annual cash bonus was based on a target percentage of his base salary for the fiscal year (75% for Mr. Drysdale and 40% for Mr. Siegel) and then adjusted based on the achievement of pre-established company performance objectives and individual performance, except for our former chief executive officer whose 2015 annual bonus was determined solely based on the achievement of company performance objectives.

    The amounts in this column represent the aggregate grant date fair value of restricted stock units granted to the named executive officers computed in accordance with FASB ASC Topic 718. See Note 17 to our consolidated financial statements in our Original Form 10-K for the assumptions used in determining the grant date fair values of equity awards. These amounts may not correspond to the actual value that may be recognized by such named executive officers in respect of these awards.

    The amounts in this column represent the aggregate grant date fair value of stock options granted to our named executive officers in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 17 to our consolidated financial statements in our Original Form 10-K for the assumptions used in determining the grant date fair values of equity awards. These amounts do not correspond to the actual value that may be realized by our named executive officers in respect of these options.

    This amount reflects a sign-on bonus of $125,000, which was paid to Mr. Sedor pursuant to his employment agreement with us, entered into on November 3, 2016. Mr. Sedor earned the sign-on bonus in 2016 by achieving certain performance milestones set forth in his employment agreement.

    This amount reflects a sign-on bonus of $100,000, which was paid to Dr. Miao pursuant to his employment agreement with us, entered into on November 3, 2016. Dr. Miao earned the sign-on bonus in 2016 by achieving certain performance milestones set forth in his employment agreement.

    This amount includes the aggregate monthly housing allowance that was paid to Mr. Sedor during fiscal 2016 ($24,672) and the cash fees that were paid to Mr. Sedor during fiscal 2016 for his services as a non-employee director on our Board prior to his appointment as our Interim Chief Executive Officer on May 9, 2016 ($26,225).

    Amounts reflect $741,009 in severance payments related to Mr. Drysdale's resignation in 2016, a monthly car allowance of $1,500 paid to Mr. Drysdale under the terms of his employment agreement, in 2016 and 2015 and payments made for health insurance coverage of Mr. Drysdale and his family members, in 2016 and 2015.

    Amounts reflect $147,642 in severance payments related to Mr. Siegel's resignation in 2016, a monthly car allowance of $700 paid to Mr. Siegel under the terms of his employment agreement, in 2016 and 2015 and 401(k) matching contributions pursuant to our 401(k) plan, in 2016 and 2015.

  Narrative to Summary Compensation Table

  2016 Equity Incentive Compensation

  On February 25, 2016, we granted Mr. Drysdale options to purchase 45,000 shares of our common stock and Mr. Siegel options to purchase 20,000 shares of our common stock under our 2015 Omnibus Incentive Plan (such share numbers reflecting the 1-for-10 reverse stock split we effected in November 2016, or the Reverse Stock Split). The exercise price for the options granted to Messrs. Drysdale and Siegel was $21.40 (which price reflects the Reverse Stock Split). The options were scheduled to vest in equal annual installments on each of the first four anniversaries of the grant date. The options were forfeited by Mr. Siegel upon his resignation from us on July 26, 2016.

  On May 9, 2016, we granted Mr. Sedor options to purchase 21,000 shares of our common stock under our 2015 Omnibus Incentive Plan (such share number reflecting the Reverse Stock Split). The exercise price for the options is $5.20 per share (which price reflects the Reverse Stock Split). The options vest in equal annual installments on each of the first four anniversaries of the grant date, subject to the continued employment of Mr. Sedor on each such vesting date.

  On November 3, 2016, we granted Mr. Sedor options to purchase 150,000 shares of our common stock under our 2009 Stock Incentive Plan and options to purchase 40,000 shares of our common stock under our 2015 Omnibus Incentive Plan, and we granted Dr. Miao options to purchase 95,000 shares of our common stock under our 2009 Stock Incentive Plan. The exercise prices for the options granted to Mr. Sedor and Dr. Miao are $3.15 per share for the options granted under the 2009 Stock Incentive Plan and $3.36 per share for the options granted under the 2015 Omnibus Incentive Plan. In addition, we granted Mr. Sedor 131,100 restricted stock units and Dr. Miao

  65,500 restricted stock units under our 2015 Omnibus Incentive Plan. One-third of the common stock underlying the options and one-third of the restricted stock units granted to Mr. Sedor and Dr. Miao will vest per year, commencing on each anniversary of July 26, 2016, subject to the continued employment of Mr. Sedor and Dr. Miao, respectively, on each such vesting date.

  Employment Agreements with Named Executive Officers

  John Sedor and Graham Miao. On November 3 2016, we entered into employment agreements with Mr. Sedor and Dr. Miao. Each of these agreements provides for an initial 3-year term of employment and will thereafter continue until either we or the named executive officer provides notice of termination in accordance with the terms of the agreement. In addition, each employment agreement contains non-competition, non-solicitation, confidentiality and assignment provisions which prohibit each of Mr. Sedor and Dr. Miao from competing with us, soliciting our employees and customers and disclosing confidential information during the term of his employment and for a specified time thereafter.

  Under the terms of the respective employment agreements, Mr. Sedor is entitled to receive an annual base salary of $610,000 and Dr. Miao is entitled to receive an annual base salary of $501,000, which base salaries may be increased (but not decreased) annually by the Board or the Compensation Committee. Each executive was paid a sign-on bonus in December 2016 ($125,000 for Mr. Sedor and $100,000 for Dr. Miao) based on the achievement of certain performance milestones set forth in their respective employment agreements. Each executive is eligible to receive an annual bonus with respect to each calendar year, commencing with calendar year 2016, which will be payable based upon the achievement of certain performance objectives established by the Compensation Committee in consultation with the executive. Mr. Sedor's target annual bonus is equal to 75% of his base salary and Dr. Miao's target annual bonus is equal to 60% of his base salary. The maximum bonus that each executive may earn for any calendar year is 200% of his target annual bonus. Commencing with calendar year 2017, each executive will be eligible to receive annual equity awards based on our and the executive's actual performance, as determined by the Board or the Compensation Committee. Commencing on November 1, 2016 and continuing until the earlier of September 1, 2018 or the end of the term of his employment agreement, we will pay Mr. Sedor a housing allowance of $6,300 per month for a residence located within 50 miles of our offices in Morristown, NJ.

  Under the terms of the respective employment agreements, Mr. Sedor and Dr. Miao and their respective dependents are covered, at our expense, under our health, dental and vision insurance programs. Each of Mr. Sedor and Dr. Miao are entitled to participate in any life and accidental death and dismemberment insurance policies offered to our other senior executives and are eligible to participate in all employee benefit plans, practices and programs maintained by us on a basis no less favorable than is provided to our other senior executives.

  Douglas Drysdale. Douglas Drysdale was our Chief Executive Officer until May 9, 2016 when he resigned from all of his positions with us, including Chief Executive Officer, President and Chairman of the Board. Pursuant to our employment agreement with Mr. Drysdale and the determination of our Board, Mr. Drysdale was entitled to an annual base salary of $610,018 for the 2016 fiscal year.

  We provided Mr. Drysdale a car allowance of $1,500 per month, and his dependents were covered, at our expense, under our health, dental and vision insurance programs. Mr. Drysdale was entitled to participate in any life and accidental death and dismemberment insurance policies offered to our other senior executives. Mr. Drysdale was eligible to participate in all other welfare, savings and retirement and other employee benefit plans, practices, policies and programs applicable generally to our other senior executives.

  Barry J. Siegel. Barry J. Siegel was our General Counsel until July 26, 2016 when he resigned from all of his positions with us, including Senior Vice President and General Counsel. Pursuant to our employment agreement with Mr. Siegel and the determination of our Board, Mr. Siegel was entitled to an annual base salary of $344,793 for the 2016 fiscal year.

  Mr. Siegel and his dependents were covered, at our expense, under our health, dental and vision insurance programs and he was entitled to participate in any life and accidental death and dismemberment insurance policies offered to our other senior executives. Mr. Siegel was eligible to participate in all other welfare, savings and retirement and other employee benefit plans, practices, policies and programs applicable generally to our other senior executives.

  For a description of the severance entitlements of Mr. Sedor and Dr. Miao pursuant to their respective employment agreements and the severance benefits paid to Messrs. Drysdale and Siegel in connection with their resignations from the Company on May 9, 2016 and July 26, 2016, respectively, see the section below entitled "Executive Compensation - Additional Narrative Disclosure - Potential Payments Upon Termination or Change in Control."

  Outstanding Equity Awards at Fiscal Year End

  The following table sets forth information for each named executive officer regarding our outstanding stock options on December 31, 2016 (reflecting the Reverse Stock Split (where applicable):

		Option Awards					Stock Awards
		Number of Securities Underlying					Number of Shares		Market Value of
		Unexercised Options (#)			Option	Option	or Units of		Shares or Units of
Name	Grant Date	Number Exercisable	Number Unexercisable		Exercise Price	Expiration Date	Stock that Have Not Vested (#)		Stock that Have Not Vested ($)
John Sedor	3/12/2014	2,000	2,000	(1)	$ 37.40	3/12/2024
	8/14/2015	1,000	3,000	(1)	$ 47.00	8/14/2025
	5/9/2016	-	21,000	(1)	$ 5.20	5/9/2026
	11/3/2016	-	150,000	(2)	$ 3.15	11/3/2026
	11/3/2016	-	40,000	(2)	$ 3.36	11/3/2026
	11/3/2016						131,100	(3)	$ 254,334	(4)

Graham Miao	11/3/2016	-	95,000	(2)	$ 3.15	11/3/2026
	11/3/2016						65,500	(3)	$ 127,070	(4)

    These options vest in equal annual installments on the first four anniversaries of the date of grant.

    These options vest in equal annual installments on the first three anniversaries of July 26, 2016.

    These awards consist of restricted stock units that vest in equal annual installments on the first three anniversaries of July 26, 2016.

    The market value of unvested restricted stock units was calculated by multiplying the number of units by $1.94, the closing sales price of our common stock on December 30, 2016 (the last business day of 2016).

  Additional Narrative Disclosure

  Potential Payments Upon Termination or Change in Control

  Upon execution and effectiveness of a release of claims, each of our named executive officers will be entitled to severance payments if his employment is terminated under specified circumstances.

  John. Sedor. Pursuant to his employment agreement, which is described above in the section entitled "Executive Compensation - Narrative Disclosure to Summary Compensation Table - Employment Agreements with Named Executive Officers," if Mr. Sedor's employment is terminated by us without "cause," by Mr. Sedor for "good reason" or due to our election not to renew his employment agreement, in each case absent a "change in control" (as each such term is defined in his employment agreement), we are obligated to pay Mr. Sedor (i) an amount equal to the sum of (x) 150% of his base salary in effect at the time of the termination of his employment, and (y) 150% of his target bonus amount, payable in substantially equal installments over an 18-month period, (ii) an amount equal to the annual cash bonus, if any, that Mr. Sedor would have earned in respect of the calendar year of his termination of employment based on the achievement of the applicable performance objectives for such year, pro-rated to reflect the number of days he was employed with us during such year, and (iii) reimbursements equal to 150% of the monthly health care coverage premium under the Consolidated Omnibus Reconciliation Act of 1985 (COBRA) that Mr. Sedor pays for him and his eligible dependents to continue participating in our medical, dental, vision and prescription drug plans for a period of up to 18 months.

  If Mr. Sedor's employment terminates for any of the reasons set forth in the preceding paragraph within 6 months prior to, or 24 months following, a change in control Mr. Sedor will instead be entitled to (i) an amount equal to two times the sum of his base salary and target bonus in effect at the time of the termination of his employment, payable in a lump sum, (ii) an amount equal to his target bonus, pro-rated to reflect the number of days he was employed with us during such year, (iii) reimbursements equal to 150% of the monthly COBRA premium that Mr. Sedor pays for him and his eligible dependents to continue participating in our medical, dental, vision and prescription drug plans for a period of up to 18 months, and (iv) a lump sum cash payment equal to the product of (x) six and (y) an amount equal to 150% of the monthly COBRA premium that would be charged to similarly situated former senior executives of ours, payable following the eighteen month anniversary of Mr. Sedor's termination of employment, provided that he is not then eligible to receive coverage from another employer.

  In addition to the payments set forth in the preceding two paragraphs, if Mr. Sedor's employment is terminated by us without cause, by Mr. Sedor for good reason or due to our election not to renew his employment agreement, all of Mr. Sedor's outstanding equity awards will become fully vested as of the date his employment terminates. Mr. Sedor also will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

  If Mr. Sedor's employment is terminated by us for cause, by Mr. Sedor without good reason or by reason of Mr. Sedor's death or "disability" (as such term is defined in the employment agreement), Mr. Sedor (or his estate or beneficiaries, as applicable) will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

  Graham Miao. Pursuant to his employment agreement, which is described above in the section entitled "Executive Compensation - Narrative Disclosure to Summary Compensation Table - Employment Agreements with Named Executive Officers," if Dr. Miao's employment is terminated by us without "cause," by Dr. Miao for "good reason" or due to our election not to renew his employment agreement, in each case absent a "change in control" (as each such term is defined in his employment agreement), we are obligated to pay Dr. Miao (i) an amount equal to the sum of (x) 100% of his base salary in effect at the time of the termination of his employment, and (y) 100% of his target bonus amount, payable in substantially equal installments over an 12-month period, (ii) an amount equal to the annual cash bonus, if any, that Dr. Miao would have earned in respect of the calendar year of his termination of employment based on the achievement of the applicable performance objectives for such year, pro-rated to reflect the number of days he was employed with us during such year, and (iii) reimbursements equal to 150% of the monthly COBRA premium that Dr. Miao pays for him and his eligible dependents to continue participating in our medical, dental, vision and prescription drug plans for a period of up to 18 months.

  If Dr. Miao's employment terminates for any of the reasons set forth in the preceding paragraph within 6 months prior to, or 24 months following, a change in control, Dr. Miao will instead be entitled to (i) an amount equal to two times the sum of his base salary and target bonus in effect at the time of the termination of his employment, payable in a lump sum, (ii) an amount equal to his target bonus, pro-rated to reflect the number of days he was employed with us during such year, (iii) reimbursements equal to 150% of the monthly COBRA premium that Dr. Miao pays for him and his eligible dependents to continue participating in our medical, dental, vision and prescription drug plans for a period of up to 18 months, and (iv) a lump sum cash payment equal to the product of (x) six and (y) an amount equal to 150% of the monthly COBRA premium that would be charged to similarly situated former senior executives of ours, payable following the eighteen month anniversary of Dr. Miao's termination of employment, provided that he is not then eligible to receive coverage from another employer.

  In addition to the payments set forth in the preceding two paragraphs, if Dr. Miao's employment is terminated by us without cause, by Dr. Miao for good reason or due to our election not to renew his employment agreement, all of Dr. Miao's outstanding equity awards will become fully vested as of the date his employment terminates. Dr. Miao also will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

  If Dr. Miao's employment is terminated by us for cause, by Dr. Miao without good reason or by reason of Dr. Miao's death or "disability" (as such term is defined in the employment agreement), Dr. Miao (or his estate or beneficiaries, as applicable) will be entitled to receive any earned or accrued amounts and vested benefits that remain unpaid as of the date of his termination of employment.

  Douglas Drysdale. In connection with his resignation, Mr. Drysdale received $741,009, an amount equal to the payments and benefits to which he was entitled for a termination without cause as set forth in his employment agreement, which is described above in the section entitled "Executive Compensation - Narrative Disclosure to Summary Compensation Table - Employment Agreements with Named Executive Officers." In addition, we agreed that all vested options to purchase our common stock owned by Mr. Drysdale would remain exercisable until November 5, 2016 and an additional 187,500 options to purchase our common stock at an exercise price of $2.09 and 90,000 options to purchase our common stock at an exercise price of $4.70 would vest and remain exercisable until November 5, 2016.

  Barry J. Siegel. On July 26, 2016, we entered into a Resignation and Release Agreement with Mr. Siegel (the Resignation Agreement), which provided for the payment of certain severance benefits to Mr. Siegel, including the following: (a) 6 months' salary continuation at Mr. Siegel's base salary rate immediately prior to July 26, 2016 (the Separation Date), less all applicable taxes and withholdings; and (b) the continuation of health and certain other fringe benefits for 6 months following the Separation Date. The Resignation Agreement also contained, among other things, a customary release by Mr. Siegel, mutual non-disparagement provisions and a restrictive covenant provision.

  401(k) Plan

  We maintain a tax-qualified employee savings and retirement plan (401(k) Plan) covering all of our full-time employees in the United States, including our named executive officers. The 401(k) Plan permits, but does not require, matching contributions to the 401(k) Plan by us on behalf of all participants. During the years ended December 31, 2016 and 2015, we matched 100% of employee contributions up to 3% of employee pre-tax contributions and 50% of employee contributions over 3% and up to 5% of employee pre-tax contributions.

  PROPOSAL TO RATIFY THE APPOINTMENT OF

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  (PROPOSAL 4)

  Our Audit Committee has appointed Cherry Bekaert L.L.P. to audit our consolidated financial statements for the fiscal year ending December 31, 2017, and recommends that the stockholders vote in favor of the ratification of such appointment.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.  We anticipate that representatives of Cherry Bekaert L.L.P. will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

  Fees Paid to Registered Independent Public Accounting Firm

  The following table presents fees for professional audit services rendered by Cherry Bekaert L.L.P., our independent registered public accounting firm, for the audit of our consolidated financial statements for the years ended December 31, 2016 and 2015 and fees billed for other services rendered by Cherry Bekaert L.L.P. during such periods.

(in thousands)	2016	2015
Audit fees (1)	$ 530	$ 610
Audit -Related Fees (2)	-	32
Tax fees (3)	-	123
All other fees (4)	-	-
Total	$ 530	$ 765

  (1) "Audit Fees" represent fees for professional services rendered by Cherry Bekaert L.L.P. for fiscal years 2016 and 2015 for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K for those respective fiscal years, the review of financial statements included in our Quarterly Reports on Form 10-Q for those respective years and any services normally provided by these firms in connection with statutory and regulatory filings or engagements. The reduction in audit fees in fiscal 2016 compared to fiscal 2015 was due primarily to us becoming a smaller reporting company in 2016.

  (2) "Audit-Related Fees" represent fees for assurance and related services by Cherry Bekaert L.L.P. for fiscal year 2015 that are reasonably related to the performance of the audit or review of our consolidated financial statements for those respective fiscal years and are not reported under "Audit Fees." These fees consisted primarily of accounting consultations relating to the 401(k) audit of Pernix Therapeutics and Cypress Pharmaceutical as well as the 8-K for our 2015 acquisition of Zohydro® ER with BeadTekTM. There were no audit-related fees for fiscal year 2016 due primarily to the fact that we did not participate in any major strategic transactions in 2016. In addition, in 2016, we began using other accounting firms for our 401(k) audit and tax compliance work.

  (3) "Tax Fees" represent fees for professional services rendered by Cherry Bekaert L.L.P. for fiscal year 2015 for tax compliance, tax advice and tax planning. There were no tax fees for fiscal year 2016.

  (4) There were no other fees for fiscal years 2016 or 2015.

  Audit Committee Pre-Approval Policies and Procedures

  Our Audit Committee is required to pre-approve the audit and non-audit services performed for us by our independent registered public accounting firm in order to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Prior to the beginning of our fiscal year, our Audit Committee typically pre-approves certain general audit and non-audit services up to specified cost levels. Any audit or non-audit services that are not generally pre-approved in this manner require specific pre-approval by our Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairman and he must report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee does not delegate its responsibilities to pre-approve services performed by our independent registered public accounting firm to management.

  All of the services described in "Audit-Related Fees," and "Tax Fees" in the table above were approved by the Audit Committee as required by the SEC (in Rule 2-01 of Regulation S-X, paragraph c(7)(i)(C)).

  Required Vote:

  The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the 2017 Annual Meeting is required to ratify the appointment of Cherry Bekaert L.L.P. as our independent registered public accounting firm for the year ending December 31, 2017.

  Board Recommendation:

  The Board unanimously recommends a vote FOR approval of the ratification of the retention of Cherry Bekaert L.L.P. as our independent registered public accounting firm for the fiscal year ended December 31, 2017.

  HOUSEHOLDING OF PROXY MATERIALS

  We have adopted a procedure, approved by the SEC, called "householding." Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement and our Original Form 10-K, as amended by our Annual Report on Form 10-K/A filed with the SEC on May 1, 2017, or the Amended Form 10-K, and, together with our Original Form 10-K, the 2016 Annual Report), unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

  If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and our 2016 Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Pernix Therapeutics Holdings, Inc., 10 North Park Place, Suite 201, Morristown, New Jersey 07960, or by phone at (800) 793-2145. If you participate in householding and wish to receive a separate copy of this Proxy Statement and our 2016 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above.

  If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this Proxy Statement or our 2016 Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

  AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

  A copy of our 2016 Annual Report, consisting of our Original Form 10-K and Amended 10-K, has been made available or mailed concurrently with this Proxy Statement, without charge, to stockholders entitled to notice of and to vote at the 2017 Annual Meeting, provided that we have not included the exhibits to the 2016 Annual Report. We will provide copies of the exhibits to the 2016 Annual Report upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to Pernix Therapeutics Holdings, Inc., 10 North Park Place, Suite 201, Morristown, New Jersey 07960, Attention: Corporate Secretary.

  OTHER MATTERS

  We know of no other matters to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

  Dated:  September 27, 2017

  ANNEX A

  PERNIX THERAPEUTICS HOLDINGS, INC.

  2017 OMNIBUS INCENTIVE PLAN

  i

	8.8 Delivery of Stock	20
	8.9 Transferability of Options	20
	8.10 Family Transfers	21
	8.11 Limitations on Incentive Stock Options.	21
	8.12 Notice of Disqualifying Disposition.	21
9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS	22
	9.1 Right to Payment and SAR Price	22
	9.2 Other Terms	22
	9.3 Term	22
	9.4 Rights of Holders of SARs.	22
	9.5 Transferability of SARs	23
	9.6 Family Transfers	23
10.	TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS	23
	10.1 Grant of Restricted Stock, Restricted Stock Units, and Deferred Stock Units	23
	10.2 Restrictions	23
	10.3 Registration; Restricted Stock Certificates	24
	10.4 Rights of Holders of Restricted Stock	24
	10.5 Rights of Holders of Restricted Stock Units and Deferred Stock Units	25
	10.5.1 Voting and Dividend Rights	25
	10.5.2 Creditor's Rights	25
	10.6 Termination of Service	25
	10.7 Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units and Deferred Stock Units	25
	10.8 Delivery of Shares of Stock	26
11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS	26
	11.1 Unrestricted Stock Awards	26
	11.2 Other Equity-Based Awards	26
12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS	27
	12.1 Dividend Equivalent Rights	27
	12.2 Termination of Service	27
13.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS	27
	13.1 Grant of Performance-Based Awards	27
	13.2 Value of Performance-Based Awards	28
	13.3 Earning of Performance-Based Awards	28
	13.4 Form and Timing of Payment of Performance-Based Awards	28
	13.5 Performance Conditions	28
	13.6 Performance-Based Awards Granted to Designated Covered Employees	29

  ii

	13.6.1 Performance Goals Generally	29
	13.6.2 Timing For Establishing Performance Goals	29
	13.6.3 Payment of Awards; Other Terms	29
	13.6.4 Performance Measures	30
	13.6.5 Evaluation of Performance	31
	13.6.6 Adjustment of Performance-Based Compensation	32
	13.6.7 Committee Discretion	32
	13.6.8 Status of Awards Under Code Section 162(m)	32
14.	FORMS OF PAYMENT	32
	14.1 General Rule	32
	14.2 Surrender of Shares of Stock	33
	14.3 Cashless Exercise	33
	14.4 Other Forms of Payment	33
15.	REQUIREMENTS OF LAW	33
	15.1 General	33
	15.2 Rule 16b-3	34
16.	EFFECT OF CHANGES IN CAPITALIZATION	35
	16.1 Changes in Stock	35
	16.2 Reorganization in Which the Company Is the Surviving Entity Which Does Not Constitute a Change in Control	35
	16.3 Change in Control in Which Awards Are Not Assumed	36
	16.4 Change in Control in Which Awards Are Assumed	37
	16.5 Adjustments.	38
	16.6 No Limitations on Company	39
17.	PARACHUTE LIMITATIONS	39
18.	GENERAL PROVISIONS	40
	18.1 Disclaimer of Rights	40
	18.2 Nonexclusivity of the Plan	40
	18.3 Withholding Taxes	40
	18.4 Captions	41
	18.5 Construction	41
	18.6 Other Provisions	41
	18.7 Number and Gender	41
	18.8 Severability	41
	18.9 Governing Law	42
	18.10 Foreign Jurisdictions	42
	18.11 Section 409A of the Code	42
	18.12 Limitation on Liability.	43

  iii

  PERNIX THERAPEUTICS HOLDINGS, INC.
  2017 OMNIBUS INCENTIVE PLAN

    PURPOSE

    The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company's business in a manner that will provide for the Company's long-term growth and profitability and that will benefit its shareholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Unrestricted Stock, Dividend Equivalent Rights, Performance Shares and other Performance-Based Awards, Other Equity-Based Awards, and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan. Options granted under the Plan may be Non-qualified Stock Options or Incentive Stock Options, as provided herein.

    DEFINITIONS

    For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

    2.1   "Affiliate" shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a Controlling Interest in such entity.

    2.2   "Applicable Laws" shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

    2.3   "Award" shall mean a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

    2.4   "Award Agreement" shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

    2.5   "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

    2.6   "Benefit Arrangement" shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.

    2.7   "Board" shall mean the Board of Directors of the Company.

    2.8   "Cause" shall have the meaning set forth in the Grantee's employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, "Cause" shall mean, unless otherwise specified in the Award Agreement: (a) conviction of any felony or indictable offense (other than one related to a vehicular offense) or other criminal act involving fraud; (b) willful misconduct that results in a material economic detriment to the Company; (c) material violation of Company policies and directives, which is not cured after written notice and an opportunity for cure; (d) continued refusal by the Grantee to perform the Grantee's duties after written notice identifying the deficiencies and an opportunity for cure; (e) a material violation by the Grantee of any material covenants to the Company and (f) such other actions constituting cause under applicable common law. No action or inaction shall be deemed willful if not demonstrably willful and if taken or not taken by the Grantee in good faith and with the understanding that such action or inaction was not adverse to the best interests of the Company. Reference in this definition to the Company shall also include direct and indirect Subsidiaries of the Company, and materiality shall be measured based on the action or inaction and the impact upon the Company taken as a whole. Any determination by the Committee regarding whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.

    2.9   "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.

    2.10   "Change in Control" shall mean, subject to Section 18.11, the occurrence of any of the following:

    (a) the acquisition (other than from the Company), by any person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities;

    (b) the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall be considered as a member of the Incumbent Board;

    (c) the closing of a merger or similar business combination (each, an "Business Combination") involving the Company if (i) the shareholders of the Company, immediately before such Business Combination, do not, as a result of such Business Combination, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such Business Combination in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such Business Combination or (ii) immediately following the Business Combination, the individuals who comprised the Board immediately prior thereto do not constitute at least a majority of the board of directors of the entity resulting from such Business Combination (or, if the entity resulting from such Business Combination is then a subsidiary, the ultimate parent thereof); or

    (d) a complete liquidation or dissolution of the Company or the closing of an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of shares in the Company immediately prior to such acquisition.

    2.11   "Code" shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

    2.12   "Committee" shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

    2.13   "Company" shall mean Pernix Therapeutics Holdings, Inc. and any successor thereto.

    2.14   "Controlling Interest" shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of "at least 50 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of "at least 20 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

    2.15   "Covered Employee" shall mean a Grantee who is, or could become, a "covered employee" within the meaning of Code Section 162(m)(3).

    2.16   "Deferred Stock Unit" shall mean a Restricted Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.

    2.17   "Disability" shall mean, unless otherwise provided in an Award Agreement, that the Grantee is (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company; provided, that, if applicable to the Award, "Disability" shall be determined in a manner consistent with Section 409A of the Code.

    2.18   "Disqualified Individual" shall have the meaning set forth in Code Section 280G(c).

    2.19   "Dividend Equivalent Right" shall mean a right, granted to a Grantee pursuant to Article 12, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date.

    2.20   "Effective Date" shall mean November 15, 2017, subject to approval of the Plan by the Company's shareholders on such date, the Plan having been approved by the Board on September 19, 2017.

    2.21   "Employee" shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

    2.22   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

    2.23   "Fair Market Value" shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:

    (a) If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

    (b) If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

    Notwithstanding this Section 2.23 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value shall be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights, as described in Section 14.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

    2.24   "Family Member" shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee's household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

    2.25   "Good Reason" shall have the meaning set forth in the Grantee's employment agreement with the Company, as in effect on the date an Award is granted; provided that if no such agreement or definition exists, "Good Reason" shall mean, unless otherwise specified in the Award Agreement, the occurrence of any of the events or conditions described in clauses (a) and (b) immediately below which are not cured by the Company (if susceptible to cure by the Company) within thirty (30) days after the Company has received written notice from the Grantee which notice must be provided by the Grantee within ninety (90) days of the initial existence of the event or condition constituting Good Reason specifying the particular events or conditions which constitute Good Reason and the specific cure requested by the Grantee: (a) any material reduction in the Grantee's duties or responsibilities as in effect immediately prior thereto; provided that diminution of responsibility shall not include any such diminution resulting from a promotion, death or Disability, the termination of the Grantee's employment for Cause, or the Grantee's termination of employment other than for Good Reason; and (b) any reduction in the Grantee's base salary or target bonus opportunity which is not comparable to reductions in the base salary or target bonus opportunity of other similarly-situated employees at the Company.

    2.26   "Grant Date" shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Article 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

    2.27   "Grantee" shall mean a Person who receives or holds an Award under the Plan.

    2.28   "Incentive Stock Option" shall mean an "incentive stock option" within the meaning of Code Section 422.

    2.29   "Non-qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

    2.30   "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

    2.31   "Officer" shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

    2.32   "Option" shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.

    2.33   "Option Price" shall mean the per share exercise price for shares of Stock subject to an Option.

    2.34   "Other Agreement" shall mean any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G and/or Code Section 4999.

    2.35   "Other Equity-Based Award" shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, or a Performance Share.

    2.36   "Outside Director" shall have the meaning set forth in Code Section 162(m)(4)(C)(i).

    2.37   "Parachute Payment" shall mean a "parachute payment" within the meaning of Code Section 280G(b)(2).

    2.38   "Performance-Based Award" shall mean an Award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Other Equity-Based Awards, or cash made subject to the achievement of performance goals (as provided in Article 13) over a Performance Period specified by the Committee.

    2.39   "Performance-Based Compensation" shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for Qualified Performance-Based Compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for Qualified Performance-Based Compensation does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

    2.40   "Performance Measures" shall mean measures as specified in Section 13.6.4 on which the performance goal or goals under Performance-Based Awards are based and which are approved by the Company's shareholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

    2.41   "Performance Period" shall mean the period of time, up to ten (10) years, during or over which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

    2.42   "Performance Shares" shall mean a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, made subject to the achievement of performance goals (as provided in Article 13) over a Performance Period.

    2.43   "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Section 2.10(a), Section 2.10(c) and Section 2.10(d), Person shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

    2.44   "Plan" shall mean this Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan, as amended from time to time.

    2.45   "Prior Plans" shall mean the Amended and Restated Pernix Therapeutics Holdings, Inc. 2015 Omnibus Incentive Plan and the Amended and Restated Pernix Therapeutics Holdings, Inc. 2009 Stock Incentive Plan.

    2.46   "Qualified Performance-Based Compensation" shall have the meaning set forth in Code Section 162(m).

    2.47   "Restricted Period" shall mean a period of time established by the Committee during which an Award of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is subject to restrictions.

    2.48   "Restricted Stock" shall mean shares of Stock awarded to a Grantee pursuant to Article 10.

    2.49   "Restricted Stock Unit" shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

    2.50   "SAR Price" shall mean the per share exercise price of a SAR.

    2.51   "Securities Act" shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

    2.52   "Securities Market" shall mean an established securities market.

    2.53   "Separation from Service" shall have the meaning set forth in Code Section 409A.

    2.54   "Service" shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Service Provider's employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.

    2.55   "Service Provider" shall mean (a) an Employee or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company's sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's Capital Stock.

    2.56   "Service Recipient Stock" shall have the meaning set forth in Code Section 409A.

    2.57   "Share Limit" shall have the meaning set forth in Section 4.1.

    2.58   "Short-Term Deferral Period" shall have the meaning set forth in Code Section 409A.

    2.59   "Stock" shall mean the common stock, par value $0.01 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 16.1.

    2.60   "Stock Appreciation Right" or "SAR" shall mean a right granted to a Grantee pursuant to Article 9.

    2.61   "Stock Exchange" shall mean the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or another established national or regional stock exchange.

    2.62   "Subsidiary" shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

    2.63   "Substitute Award" shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate, or a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

    2.64   "Ten Percent Shareholder" shall mean a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of Voting Stock of the Company, the Company's parent (if any), or any of the Company's Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

    2.65   "Unrestricted Stock" shall mean Stock that is free of any restrictions.

    2.66   "Voting Stock" shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

    ADMINISTRATION OF THE PLAN

    3.1   Committee.

    3.1.1   Powers and Authorities.

    The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's articles of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company's articles of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

    In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

    3.1.2   Composition of the Committee.

    The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (a) a Non-Employee Director, (b) an Outside Director, and (c) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

    3.1.3   Other Committees.

    The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, in each case, excluding (for the avoidance of doubt) Performance-Based Awards intending to constitute Qualified Performance-Based Compensation and subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

    3.1.4   Delegation by the Committee.

    To the extent permitted by Applicable Laws, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers, (ii) Covered Employees, or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the "Committee" shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

    3.2   Board.

    The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company's articles of incorporation and bylaws and Applicable Laws.

    3.3   Terms of Awards.

    3.3.1   Committee Authority.

    Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

      designate Grantees;

      determine the type or types of Awards to be made to a Grantee;

      determine the number of shares of Stock to be subject to an Award or to which an Award relates;

      establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

      prescribe the form of each Award Agreement evidencing an Award;

      subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, materially impair such Grantee's rights under such Award; and

      make Substitute Awards.

    3.3.2   Forfeiture; Recoupment.

    The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company or Affiliate policy or procedure, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee's Service is terminated for Cause, the Committee may annul such Grantee's outstanding Award as of the date of the Grantee's termination of Service for Cause.

    Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate "clawback" or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws, and in the event of an inconsistency between (x), (y)(1) and (y)(2), the provision of broadest applicability shall apply.

    3.4   No Repricing.

    Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action is subject to and approved by the Company's shareholders.

    3.5   Deferral Arrangement.

    The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.

    3.6   Registration; Share Certificates.

    Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

    STOCK SUBJECT TO THE PLAN

    4.1   Number of Shares of Stock Available for Awards.

    Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (i) one million (1,000,000) shares plus (ii) the number of shares of Stock available for future awards under the Prior Plans as of the Effective Date, plus (iii) the number of shares of Stock related to awards outstanding under the Prior Plans as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of Stock (collectively, the "Share Limit"). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.

    4.2   Adjustments in Authorized Shares of Stock.

    In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to grant Substitute Awards under the Plan for such awards. The Share Limit shall neither be increased nor decreased by the number of shares of Stock subject to any such assumed awards and Substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

    4.3   Share Usage.

      Shares of Stock subject to an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

      Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, shall be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to an Award. The number of shares of Stock subject to an Award of Stock-settled SARs shall be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs. A number of shares of Stock at least equal to the target number of shares issuable under Performance Shares shall be counted against the Share Limit as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such number of shares. Awards that do not entitle the Grantee thereof to receive or purchase shares of Stock and Awards that are settled in cash shall not be counted against the Share Limit set forth in Section 4.1.

      If any shares of Stock subject to an Award are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan.

      The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Option granted under the Plan surrendered in connection with the payment of the Option Price upon exercise of an Option or in connection with the Company's tax withholding obligations with respect to Options or Stock-settled SARs, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company's tax withholding obligations as provided in Section 18.3, or (iv) purchased by the Company with proceeds from Option exercises.

    TERM; AMENDMENT, SUSPENSION, AND TERMINATION

    5.1   Term.

    The Plan shall become effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plans. The Plan shall terminate on the first to occur of (a) the day before the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16.3; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board's adoption of the Plan. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

    5.2   Amendment, Suspension, and Termination.

    The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company's shareholders to the extent provided by the Board or required by Applicable Laws; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option Pricing provisions of Section 8.1, or the SAR Pricing provisions of Section 9.1 without the approval of the Company's shareholders.

    AWARD ELIGIBILITY AND LIMITATIONS

    6.1   Eligible Grantees.

    Subject to this Article 6, Awards may be made under the Plan to (a) any Service Provider, as the Committee shall determine and designate from time to time, and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

    6.2   Limitation on Shares of Stock Subject to Awards and Cash Awards.

    During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, but subject to adjustment as provided in Article 16:

      The maximum number of shares of Stock that may be granted under the Plan, pursuant to Options or SARs, in a calendar year to any Person eligible for an Award under Section 6.1, other than a non-employee director of the Company, is five hundred thousand (500,000) shares;

      The maximum number of shares of Stock that may be granted under the Plan, pursuant to Awards other than Options or SARs that are intended to be Qualified Performance-Based Compensation and are Stock-denominated and are either Stock- or cash-settled, in a calendar year to any Person eligible for an Award under Section 6.1 who is a Covered Employee is five hundred thousand (500,000) shares;

      The maximum number of shares of Stock subject to Awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year, shall not exceed five hundred thousand dollars ($500,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); and

      The maximum amount that may be paid as a cash-denominated Performance-Based Award (whether or not cash-settled) that is intended to qualify as Performance-Based Compensation for a Performance Period of twelve (12) months or less to any Person eligible for an Award under Section 6.1 who is a Covered Employee shall be ten million dollars ($10,000,000), and the maximum amount that may be paid as a cash-denominated Performance-Based Award (whether or not cash-settled) that is intended to qualify as Performance-Based Compensation for a Performance Period of greater than twelve (12) months to any Person eligible for an Award under Section 6.1 who is a Covered Employee shall be ten million dollars ($10,000,000) times the number of years in the Performance Period.

    6.3   Stand-Alone, Additional, Tandem, and Substitute Awards.

    Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

    AWARD AGREEMENT

    Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

    TERMS AND CONDITIONS OF OPTIONS

    8.1   Option Price.

    The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that, in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.

    8.2   Vesting and Exercisability.

    Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing.

    8.3   Term.

    Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the day before the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the day before the fifth (5th) anniversary of the Grant Date of such Option.

    8.4   Termination of Service.

    Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

    8.5   Limitations on Exercise of Option .

    Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 16 which results in the termination of such Option.

    8.6   Method of Exercise .

    Subject to the terms of Article 14 and Section 18.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

    8.7   Rights of Holders of Options .

    Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company's shareholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

    8.8   Delivery of Stock .

    Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.

    8.9   Transferability of Options .

    Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

    8.10   Family Transfers .

    If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

    8.11   Limitations on Incentive Stock Options.

    An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

    8.12   Notice of Disqualifying Disposition.

    If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten (10) days thereafter.

    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

    9.1   Right to Payment and SAR Price.

    A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option shall have the same term, and expire at the same time, as the related Option.

    9.2   Other Terms.

    The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR; provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.

    9.3   Term.

    Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the day before the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

    9.4   Rights of Holders of SARs.

    Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company's shareholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

    9.5   Transferability of SARs.

    Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

    9.6   Family Transfers.

    If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

    TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS

    10.1   Grant of Restricted Stock, Restricted Stock Units, and Deferred Stock Units.

    Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

    10.2   Restrictions.

    At the time a grant of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units as provided in Article 13. Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

    10.3   Registration; Restricted Stock Certificates.

    Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee's benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

    10.4   Rights of Holders of Restricted Stock.

    Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Notwithstanding the foregoing, cash dividends declared or paid on shares of Restricted Stock shall not vest or become payable unless and until the shares of Restricted Stock to which the dividends apply become vested and nonforfeitable. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

    10.5   Rights of Holders of Restricted Stock Units and Deferred Stock Units.

    10.5.1   Voting and Dividend Rights.

    Holders of Restricted Stock Units and Deferred Stock Units shall have no rights as shareholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, or to receive notice of any meeting of the Company's shareholders). The Committee may provide in an Award Agreement evidencing an Award of Restricted Stock Units or Deferred Stock Units that the holder thereof shall be entitled to receive Dividend Equivalent Rights with respect to each Restricted Stock Unit or Deferred Stock Unit.

    10.5.2   Creditor's Rights.

    A holder of Restricted Stock Units or Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Restricted Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

    10.6   Termination of Service.

    Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee's Service, upon the termination of such Grantee's Service, any Restricted Stock, Restricted Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units.

    10.7   Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units and Deferred Stock Units.

    The Grantee of an Award of Restricted Stock, vested Restricted Stock Units, or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Restricted Stock Units or Deferred Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units. Such purchase price shall be payable in a form provided in Article 14 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

    10.8   Delivery of Shares of Stock.

    Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock, Restricted Stock Units, or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Restricted Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.

    TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

    11.1   Unrestricted Stock Awards.

    The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan. Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.

    11.2   Other Equity-Based Awards.

    The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of the Grantee's Service, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

    TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

    12.1   Dividend Equivalent Rights.

    A Dividend Equivalent Right may be granted hereunder, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (b) contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights granted as a component of another Award shall not vest or become payable unless and until the Award to which the Dividend Equivalent Rights correspond becomes vested and settled.

    12.2   Termination of Service.

    Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee's termination of Service for any reason.

    TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

    13.1   Grant of Performance-Based Awards.

    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards in such amounts and upon such terms as the Committee shall determine.

    13.2   Value of Performance-Based Awards.

    Each grant of a Performance-Based Award shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that shall be paid out to the Grantee thereof.

    13.3   Earning of Performance-Based Awards.

    Subject to the terms of the Plan, in particular Section 13.6.3, after the applicable Performance Period has ended, the Grantee of a Performance-Based Award shall be entitled to receive a payout of the value earned under such Performance-Based Award by such Grantee over such Performance Period.

    13.4   Form and Timing of Payment of Performance-Based Awards.

    Payment of the value earned under Performance-Based Awards shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, (i) may pay the value earned under Performance-Based Awards in the form of cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (ii) shall pay the value earned under Performance-Based Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Performance-Based Awards, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

    13.5   Performance Conditions.

    The right of a Grantee to exercise or to receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

    13.6   Performance-Based Awards Granted to Designated Covered Employees.

    If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute Qualified Performance-Based Compensation for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance-Based Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.6.

    13.6.1   Performance Goals Generally.

    The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised, and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Performance-Based Awards granted to any one Grantee or to different Grantees.

    13.6.2   Timing For Establishing Performance Goals.

    Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) ninety (90) days after the beginning of any Performance Period applicable to such Performance-Based Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Performance-Based Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

    13.6.3   Payment of Awards; Other Terms.

    Payment of Performance-Based Awards shall be in cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, in each case as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Performance-Based Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Performance-Based Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award shall be paid or forfeited in the event of a termination of Service.

    13.6.4   Performance Measures.

    The performance goals upon which the vesting or payment of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment (including pro forma adjustments):

      revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, cash flow or a combination of any or all of the foregoing;

      after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;

      the level of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company either in absolute terms or as it relates to a profitability ratio including operating income or EBITDA;

      return on capital employed, return on assets, or return on invested capital;

      after-tax or pre-tax return on stockholders' equity;

      economic value added targets based on a cash flow return on investment formula;

      Stock price, including growth measures and total shareholder return;

      the market capitalization or enterprise value of the Company, either in amount or relative to industry peers;

      the value of an investment in the Stock assuming the reinvestment of dividends;

      the achievement of operating margin targets or other measures of improving profitability;

      the filing of one or more new marketing application(s) or the approval of one or more marketing application(s) by the U.S. Food and Drug Administration;

      the achievement of, or progress toward, a launch of one or more new drug(s);

      the achievement of research and development milestones;

      the achievement of other strategic milestones including, without limitation, the achievement of specific synergy capture and cost savings realization relating to integrations and the successful creation or execution of a restructuring plan for a specific business or function;

      the successful completion of clinical trial phases;

      licensing or acquiring new products or product platforms;

      acquisition or divestiture of products or business;

      the entering into new, or exiting from existing, geographic markets or industry segments; or

      the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs.

    Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company, its Subsidiaries, and other Affiliates as a whole, (ii) the Company, any Subsidiary, any other Affiliate, or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate, (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate, and (c) may be stated as a combination of one or more Performance Measures, and on an absolute or relative basis. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (g) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 13.

    13.6.5   Evaluation of Performance.

    The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating, or non-recurring items and items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) impact of shares of Stock purchased through share repurchase programs; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

    13.6.6   Adjustment of Performance-Based Compensation.

    The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

    13.6.7   Committee Discretion.

    In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 13.6.4.

    13.6.8   Status of Awards Under Code Section 162(m).

    It is the intent of the Company that Performance-Based Awards under Section 13.6 granted to Grantees who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute Qualified Performance-Based Compensation. Accordingly, the terms of Section 13.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan, the applicable Award Agreement, or any other agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

    FORMS OF PAYMENT

    14.1   General Rule.

    Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

    14.2   Surrender of Shares of Stock.

    To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

    14.3   Cashless Exercise.

    To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 18.3.

    14.4   Other Forms of Payment.

    To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.

    REQUIREMENTS OF LAW

    15.1   General.

    The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company's articles of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

    15.1   Rule 16b-3.

    During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

    EFFECT OF CHANGES IN CAPITALIZATION

    16.1   Changes in Stock.

    If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any merger, reorganization, recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1 and the individual share limitations set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the Share limit set forth in Section 4.1 and the individual share limitations set forth in Section 6.2, (b) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (c) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

    16.2   Reorganization in Which the Company Is the Surviving Entity Which Does Not Constitute a Change in Control.

    Subject to Section 16.3, if the Company shall undergo any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee, as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.

    16.3   Change in Control in Which Awards Are Not Assumed.

    Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

      Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance-Based Awards, all outstanding shares of Restricted Stock, and all Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and either or both of the following two (2) actions shall be taken:

        At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

        and/or

        The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs. For the avoidance of doubt, if the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction is equal to or less than the Option Price or SAR Price applicable to a given Option or SAR, then such Option or SAR may be cancelled without payment therefore.

      Performance-Based Awards shall vest on a pro rata basis determined based on the portion of the applicable Performance Period that has elapsed through the date of the consummation of the Change in Control, as determined by the Committee in its sole discretion. Actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee, in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance-Based Awards shall be treated as though target performance has been achieved. After application of this Section 16.3(b), if any Awards arise from application of this Article 16, such Awards shall be settled under the applicable provision of Section 16.3(a).

      Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

    16.4   Change in Control in Which Awards Are Assumed.

    Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

    The Plan and the Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the

    substitution for such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards of new stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, dividend equivalent rights, and other equity-based awards relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

    In the event an Award (other than a Performance-Based Award) is assumed, continued, or substituted upon the consummation of any Change in Control and the Service of such Grantee with the Company or an Affiliate is terminated without Cause or for Good Reason, in each case within twelve (12) months following the consummation of such Change in Control, (i) such Award shall become fully vested and exercisable, and (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award shall lapse. In the event a Performance-Based Award is assumed, continued, or substituted upon the consummation of any Change in Control and the Service of such Grantee with the Company or an Affiliate is terminated without Cause or for Good Reason, in each case within twelve (12) months following the consummation of such Change in Control, (i) such Performance-Based Award shall become vested and exercisable on a pro rata basis determined based on the portion of the applicable Performance Period that has elapsed through the date of the Grantee's termination of Service, as determined by the Committee in its sole discretion, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Performance-Based Award shall lapse on the same pro rata basis, and (iii) actual performance to date shall be determined as of a date reasonably proximal to the date of the Grantee's termination of Service as determined by the Committee, in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Grantee's termination of Service; provided, that, if, based on the discretion of the Committee, actual performance is not determinable, the Performance-Based Award shall be treated as though target performance has been achieved.

    16.5   Adjustments.

    Adjustments under this Article 16 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 16.1, 16.2, 16.3, and 16.4. This Article 16 shall not limit the Committee's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of an internal reorganization change in control event involving the Company that is not a Change in Control.

    16.6   No Limitations on Company.

    The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

    PARACHUTE LIMITATIONS

    If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

      to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a Parachute Payment; and

      if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

    Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee's sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock, Restricted Stock Units, or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

    GENERAL PROVISIONS

    18.1   Disclaimer of Rights.

    No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

    18.2   Nonexclusivity of the Plan.

    Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

    18.3   Withholding Taxes.

    The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such

    Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee's withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the maximum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.

    18.4   Captions.

    The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

    18.5   Construction.

    Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

    18.6   Other Provisions.

    Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

    18.7   Number and Gender.

    With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

    18.8   Severability.

    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

    18.9   Governing Law.

    The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

    18.10   Foreign Jurisdictions.

    To the extent the Committee determines that the material terms set by the Committee imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate, or desirable to accommodate differences in local law, policy, or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices, or supplements to, or amendments, restatements, or alternative versions of the Plan as in effect for any other purposes. The special terms and any appendices, supplements, amendments, restatements, or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Company's stockholders.

    18.11   Section 409A of the Code.

    The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee's Separation from Service shall instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee's Separation from Service (or the Grantee's death, if earlier).

    Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event shall a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation

    Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

    Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee shall have any liability to any Grantee for such tax or penalty.

    18.12   Limitation on Liability.

    No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee shall be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 18.12 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

  To record adoption of the Plan by the Board as of September 19, 2017 and approval of the Plan by the Company's shareholders as of November 15, 2017, the Company has caused its authorized officer to execute the Plan.

PERNIX THERAPEUTICS HOLDINGS, INC.

By:_____________________________________________
Name:
Title:

  Signature Page to the
  Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan

Pernix Therapeutics Holdings, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:

Nominee	For	Withhold
01 - John A. Sedor	☐	☐
02 - Dennis H. Langer	☐	☐
03 - Gabriel Leung	☐	☐
04 - John R. Leone	☐	☐
05 - Douglas J. Swirsky	☐	☐

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Proposal	For	Against	Abstain
2. Approval of the 2017 Omnibus Incentive Plan.	☐	☐	☐
3. To approve, on an advisory basis, our executive compensation as disclosed in the proxy statement.	☐	☐	☐
4. To ratify the selection of Cherry Bekaert L.L.P. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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5 3 D V 3 4 7 3 9 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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02ORIB

2017 Annual Meeting Admission Ticket

2017 Annual Meeting of
Pernix Therapeutics Holdings, Inc. Stockholders

Wednesday, November 15, 2017, 9:30 a.m. Local Time
Hyatt Morristown at Headquarters Plaza
3 Speedwell Avenue, Morristown, New Jersey 07960

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on November 15, 2017: The proxy statement, Annual Report for the fiscal year ended December 31, 2016 and Notice of 2017 Annual Meeting of Stockholders are available at www.investorvote.com/PTX.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Pernix Therapeutics Holdings, Inc.

Notice of 2017 Annual Meeting of Stockholders

Hyatt Morristown at Headquarters Plaza
3 Speedwell Avenue, Morristown, New Jersey 07960
Proxy Solicited by Board of Directors for Annual Meeting — November 15, 2017

John A. Sedor and Kenneth R. Pina, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Pernix Therapeutics Holdings, Inc. to be held on November 15, 2017 or at any postponement or adjournment thereof.

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of all director nominees; FOR approval of the Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan, as disclosed in the 2017 proxy statement; FOR approval, on an advisory basis, of the Company's executive compensation as disclosed in the proxy statement; FOR the ratification of the appointment of Cherry Bekaert L.L.P., as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017; and as the Board of Directors may recommend on such other matters as may come before the meeting or any postponement or adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)